SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by registrant [X]

Filed by party other than the registrant [ ]



Check the appropriate box:

 [X] Preliminary proxy statement            [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
 [ ] Definitive proxy statement                 Rule 141-6(e)(2))

 [ ] Definitive additional materials

 [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE HE-RO GROUP, LTD.
                              ---------------------
                (Name of Registrant as specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other than Registrant))


Payment of filing fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4) Proposed maximum aggregate value of transaction:


(5) Total fee paid:


[ ] Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1) Amount previously paid:


(2) Form, schedule or registration statement no.:


(3) Filing party:


(4) Date filed:

                          THE HE-RO GROUP, LTD.                           4-8-97
                               550 Seventh Avenue
                            New York, New York 10018


              NOTICE OF SPECIAL AND ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY , 1997



To the Stockholders of THE HE-RO GROUP, LTD.:


          NOTICE IS HEREBY GIVEN THAT a Special and Annual Meeting of Stockholders of The He-Ro Group, Ltd., a Delaware corporation (the "Company"), will be held at the offices of the Company counsel at c/o Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, New York 10177 on May ___, 1997 at 10:00 A.M., New York time, for the following purposes:

          (1) To elect seven directors, effective upon the closing of the transactions set forth below;

          (2) To ratify and approve the appointment of Arthur Andersen & Co. as independent auditors of the Company for the fiscal year ending May 31, 1997;

          (3) To approve the issuance of 26,869,332 shares of Common Stock, par value $.01 per share, to Stonehill Investment Corp. and Oleg Cassini pursuant to the terms and conditions of a Purchase Agreement dated March 11, 1997 (the "Purchase Agreement") as more fully described in the accompanying Proxy
Statement (a copy of the Purchase Agreement is attached as Exhibit A to the Proxy Statement);

          (4) To amend the Certificate of Incorporation of the Company to increase the authorized capital stock of the Company to 60,000,000 shares of common stock and 5,000,000 shares of preferred stock.

          (5) To amend the Certificate of Incorporation of the Company to change of the name of the Company to Oleg Cassini Group International, Ltd., effective immediately following the closing of the transactions contemplated by the Purchase Agreement (a copy of the Certificate of Amendment of the Certificate of Incorporation is attached hereto as Exhibit B); and

          (6) To consider and transact such other business as may properly come before the Special and Annual Meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on April ___, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Special and Annual Meeting and at any adjournments thereof.

          A proxy statement and proxy are enclosed.

          PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.



Dated: April ___, 1997                    By Order of the Board of Directors,


                                          Della Rounick, Co-Chairman and Chief
                                          Executive Officer



--------------------------------------------------------------------------------
          YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL AND ANNUAL MEETING. THE BOARD OF DIRECTORS URGES YOU TO DATE, SIGN AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVE- LOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE SPECIAL AND ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                              THE HE-RO GROUP, LTD.
                               550 Seventh Avenue
                            New York, New York 10018

                                 PROXY STATEMENT
                   SPECIAL AND ANNUAL MEETING OF STOCKHOLDERS
                                  May __, 1997

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of THE HE-RO GROUP, LTD., a Delaware corporation (the "Company") of proxies in the form enclosed for use at a Special and Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May ___, 1997, and at any adjournments thereof, at the time and place set forth in the accompanying Notice of Special and Annual Meeting of Stockholders.

          The Meeting is being held to consider and vote upon (i) the election of seven directors, (ii) the ratification and approval of Arthur Andersen & Co. as independent auditors of the Company for the fiscal year ending May 31, 1997,
(iii) the proposed issuance by the Company of 26,869,332 shares (the "Shares") which, upon issuance, will represent approximately eighty percent (80%) of its common stock, par value $.01 per share ("Common Stock") to Stonehill Investment Corp., a New York corporation ("Stonehill") and Oleg Cassini ("Cassini") in exchange for $7 Million, of which $5 Million will be payable at the Closing (as defined), and the License Management Fees described below, in accordance with an Agreement dated March 11, 1997 (the "Purchase Agreement") by and between Stonehill, Cassini, Oleg Cassini, Inc., a New York corporation ("OCI"), the Company and Della Rounick, individually and as executrix of the Estate of
Herbert Rounick ("Rounick"), (iv) the proposed amendment to the Company's Certificate of Incorporation increasing the authorized capital stock of the Company to 60,000,000 shares of common stock and 5,000,000 shares of preferred stock, and (v) the proposed amendment to the Company's Certificate of Incorporation changing the name of the Company to Oleg Cassini Group International, Ltd. effective immediately following the closing of the transactions contemplated by the Purchase Agreement (each of (iii), (iv) and (v) are collectively referred to as the "Transactions").

          In connection with the Transactions, a License Management Agreement will be entered into by the Company and OCI, pursuant to which the Company will manage the day-to-day operations and supervise five of OCI's existing and all future license agreements relating to women's apparel in exchange for half the royalties collected under such license agreements (the "License Management Fees"). In connection with the election of directors and the Transactions, Rounick has granted an irrevocable proxy (the "Rounick Proxy") to authorize Messrs. Ronald A. LaBow and Stewart E. Tabin, individually ("LaBow-Tabin"), to vote all of Rounick's shares. The Company has been advised that (i) LaBow-Tabin intends to vote all of the shares subject to the Rounick Proxy in favor of the seven nominated directors, the issuance of the Shares and the amendments to the Company's Certificate of Incorporation, and (ii) Rounick intends to vote all of her shares not subject to the Rounick Proxy for the appointment of Arthur Andersen & Co. as independent auditors of the Company for the fiscal year ending May 31, 1997. Since Rounick's shares represent 66% of the issued and outstanding shares of common stock of the Company, no additional favorable stockholder votes are required under Delaware law to approve any of the proposals to be voted upon at the Meeting. The granting of the Rounick Proxy to LaBow/Tabin may be deemed to be a "change of control" of the Company, as such term is defined in the federal securities laws, and accordingly the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 26, 1997.

          Your proxy, if properly executed, will be voted as you direct and may be revoked by you by written notice received by the Secretary of the Company at any time before it is voted. Unless contrary instructions are indicated on the proxy, it is expected that all shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the seven nominees for director named herein, effective upon the closing of the Transactions, FOR ratification of the appointment of Arthur Andersen & Co. as the Company's independent auditors for the 1997 fiscal year, FOR the issuance of the Shares, FOR the amendment to the Certificate of Incorporation to increase the authorized capital stock and FOR the amendment to the Certificate of Incorporation to change of name of the Company immediately following the closing of the Transactions, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. This proxy statement and the accompanying form of proxy are being mailed on or about April , 1997 to all stockholders of record at the close of business on April , 1997.

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

          Delaware law does not require the Company's stockholders to approve the issuance of the Shares to Stonehill and Cassini or to approve and ratify the Agreement and the transactions thereby contemplated. However, the Company's Common Stock is listed on the New York Stock Exchange ("NYSE"), and as a condition to maintaining the Common Stock's designation as a NYSE security and therefore its eligibility for listing on the NYSE, the Company, in accordance with NYSE rules, is required (i) to seek the approval of the stockholders of the Company of the issuance of the Shares, which constitutes a change in control under NYSE rules, and (ii) meet certain other criteria. There can be no assurance that the Company will be able to meet such criteria and maintain its NYSE listing. Such approval is a condition precedent to closing the transactions contemplated by the Agreement.


                 THIS PROXY STATEMENT SHOULD BE READ CAREFULLY.

                        VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

          The Company's Common Stock is the only security of the Company entitled to be voted at the Meeting. At the close of business on April ___, 1997, there were 6,717,333 shares of Common Stock entitled to be voted at the Meeting. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Meeting. There are no cumulative voting rights. Only stockholders of record at the close of business on April ___, 1997 are entitled to notice of, and to vote at, the Meeting.

          All proposals described in this proxy statement which are being submitted to stockholders for a vote at the Meeting were duly adopted and approved by the Board of Directors. Each proposal will be voted upon separately; however, proposals 4 and 5, relating to the amendments to the Company's Certificate of Incorporation, are conditioned upon the approval of the issuance of the Shares (proposal 3). Rounick, the Company's principal stockholder, and the incumbent members of the Board of Directors own collectively 4,431,248 shares of Common Stock, constituting approximately 66% of the outstanding shares of Common Stock entitled to vote. In connection with the Rounick Proxy, LaBow-Tabin will vote all of Rounick's shares with respect to proposals 1, 3, 4 and 5. Each of Rounick, LaBow-Tabin and the incumbent members of the Board of Directors has indicated that he or she will vote his or her shares in favor of all of the proposals described in this proxy statement which are being submitted to stockholders for a vote at the Meeting. As a result these proposals will be approved by the affirmative vote of the holders of the requisite number of outstanding shares of Common Stock.

          Pursuant to the policies of the NYSE, in order to maintain a security's eligibility for designation on the NYSE, an issuer must obtain stockholder approval of the issuance, other than in a public offering, of common stock or securities convertible into common stock, if such stock has or would have upon issuance voting power equal to or in excess of 20% of the voting power outstanding prior to such issuance, or if such issuance would result in a change of control of the issuer. Upon issuance of the Shares, Stonehill and Cassini would have approximately 80% of the voting power, which would result in a change of control. In response to the NYSE policy, the issuance of the Shares and change in control must be approved by a majority of the total votes of Common Stock cast in regard to the proposal at a stockholder's meeting at which there is a quorum present in person or by proxy, and is one of the conditions to the Closing under the Purchase Agreement.

          In addition, upon a change in control, the NYSE may review the capitalization of the issuer, among other things, to determine whether the issuer would meet the requirements for original listing on the NYSE upon the change in control. There is no assurance that the issuer will continue to be listed on the NYSE. Continued listing on the NYSE is one of the conditions precedent to closing the transaction under the Purchase Agreement. Consequently, the Board of Directors is hereby submitting the Transactions to the stockholders for their approval. The Company has been advised that (i) LaBow-Tabin intends to vote all of the shares subject to the Rounick Proxy in favor of the seven nominated directors, the issuance of the Shares and the amendments to the Company's Certificate of Incorporation, and (ii) Rounick intends to vote all of her shares not subject to the Rounick Proxy for the appointment of Arthur Andersen & Co. as independent auditors of the Company for the fiscal year ending

May 31, 1997. Thus, no additional favorable stockholder votes are required under Delaware law to approve any of the proposals to be voted upon at the Meeting. As of the date of this Proxy Statement, the Board of Directors anticipates consummating the Transactions as soon as practicable but in no case later than May 31, 1997 assuming and subject to satisfaction or waiver of all other conditions to closing.

          Holders of a majority of the outstanding voting stock of the Company must be present in person or by proxy in order to establish a quorum for conducting business at the Meeting. Under Delaware law, and the Company's Bylaws and Certificate of Incorporation, shares as to which a stockholder abstains or withholds from voting and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Meeting for the purposes of determining a quorum but will not be counted as votes cast on such matters.

          Under the Company's Bylaws, no business may be transacted at the Meeting except as set forth in the Notice of Special and Annual Meeting of Stockholders accompanying this Proxy Statement or as properly brought before the meeting by or at the direction of the Board of Directors. If any other matters are properly presented to the Meeting for consideration such as consideration of a motion to adjourn the Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, the Board of Directors knows of no such other matters.

          The following table sets forth certain information as of April 7, 1997 pertaining to beneficial ownership of the Company's Common Stock (determined in accordance with Rule 13d-3) under the Securities Exchange Act of 1934) by persons known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock, each named executive officer of the Company, each director and nominee of the Company and by directors and officers of the Company as a group.


                                                                             Amount and                 Percent
                                                                             Nature of                    of
 Name and Address                                                            Beneficial                 Common
 of Beneficial Owner                         Title                           Ownership                   Stock
-----------------------------------------------------------------------------------------------------------------------



Della Vasiliki Pasvantidou Rounick           Principal Stockholder, Co-       4,430,748(1)(2)                66.0%(2)
15 West 53rd Street                          Chairman of the Board and
New York, New York 10019                     Chief Executive Officer
                                             and Director of the Com-
                                             pany

Durnard Limited                              Subsidiary of the Company        1,343,462(3)                   16.67%
17th Fl.
9 Queens Road Central
Hong Kong

William J. Carone                            Co-Chairman of the Board            50,000(4)                     *
c/o Rosenthal & Rosenthal, Inc.              and Director
1370 Broadway
New York, New York  10018


Martin R. Bring                              Director                            85,500(5)                    1.5%
c/o Lowenthal, Landau, Fischer &
Bring, P.C.
250 Park Avenue
New York, New York 10177

Sam D. Kaplan                                Chief Financial Officer,             5,200(6)                     *
The He-Ro Group, Ltd.                        Treasurer and Secretary
One American Way
Secaucus, New Jersey  07094


Mitchell Simbal                              Vice President, and upon             6,000(7)                     *
The He-Ro Group, Ltd.                        Closing will become
One American Way                             Acting Chief Executive
Secaucus, New Jersey  07094                  Officer of the Company

Ronald LaBow                                 Nominee, Voting Trustee          4,430,748(2)(8)                66.0%
Stonehill Investment Corporation
110 East 59 Street, 30th Floor
New York, New York 10022

Stewart E. Tabin                             Voting Trustee                   4,430,748(2)(8)                66.0%
Stonehill Investment Corporation
110 East 59 Street, 30th Floor
New York, New York 10022

Oleg Cassini                                 Nominee                                  0                        *
Oleg Cassini, Inc.
3 West 57th Street
New York, New York 10019

Sari L. Dweck                                Nominee                                  0                        *
Lowenthal, Landau, Fischer & Bring, P.C.
250 Park Avenue
New York, New York 10177

Marianne Nestor                              Nominee                                  0                        *
Oleg Cassini, Inc.
3 West 57 Street
New York, New York 10119

All directors and executive officers as                                       4,583,548(9)(10)               66.7%
a group (5 persons)


______________

*    Less than 1%.

(1) Includes 4,409,066 shares owned by the Estate of Herbert Rounick, founder and former Chairman of the Board and Chief Executive Officer of the Company, who died on September 24, 1993. Vasiliki Della Pasvantidou Rounick ("Della Rounick"), the surviving spouse of Herbert Rounick was named the executrix of the Estate of Herbert Rounick. Excludes 1,343,462 shares over which Della Rounick shares dispositive power. See footnote 3 below.


                                        5



(2) In connection with the Transactions, Della Rounick has granted to Stonehill and Cassini an irrevocable proxy to authorize Messrs. Ronald A. LaBow and Stewart E. Tabin, individually, to vote all of Della Rounick's shares for the purposes of electing the directors and approving the Transactions. Consequently, Della Rounick has no power to vote the shares of common stock she beneficially owns for Proposals 1, 3, 4 and 5.

(3) On March 14, 1994, the Company made a capital contribution of 1,343,462 shares of its Common Stock to Durnard Limited, a Hong Kong corporation, in exchange for all of the issued and outstanding shares of Capital Stock of Durnard Limited. Pursuant to Section 160(c) of the General Corporation Law of the State of Delaware so long as the Company owns a majority of the shares of Durnard Limited, the 1,343,462 shares referred to herein may not be voted by Durnard Limited nor counted for quorum purposes. Messrs. Carone and Bring, who serve as directors of Durnard Limited and (iii) Della Rounick who is a controlling stockholder of the Company, share dispositive power over the 1,343,462 shares referred to herein. For purposes of this table, the 1,343,462 shares have not been counted as outstanding shares in calculating any of the percentages of ownership, except with respect to the beneficial ownership by Durnard Limited. Prior to the Closing, the Shares will be contributed to the Company and will become treasury shares.

(4) Includes 50,000 shares which Mr. Carone has the right to acquire upon exercise of stock options which are exercisable within 60 days. Excludes 1,343,462 shares as to which Mr. Carone shares dispositive power. See footnote 2 above.

(5) Includes 83,000 shares which Mr. Bring has the right to acquire upon exercise of stock options which are exercisable within 60 days. Excludes 1,343,462 shares as to which Mr. Bring shares dispositive power. See footnote 2 above.

(6) Includes 5,200 shares which Mr. Kaplan has the right to acquire upon exercise of stock options which are exercisable within 60 days.

(7) Includes 6,000 shares which Mr. Simbal has the right to acquire upon exercise of stock options which are exercisable within 60 days.

(8) Messrs. LaBow and Tabin disclaim beneficial ownership with respect to such shares.

(9) Includes an aggregate of 142,200 shares which certain officers and/or directors have the right to acquire upon exercise of stock options which are exercisable within 60 days.

(10) Includes 4,430,748 shares of common stock owned by Della Rounick and by the Estate of Herbert Rounick, that Della Rounick, for purposes of electing the directors and approving the Transactions, does not have the right to vote. See footnote (2) above.



PROPOSAL 1:  ELECTION OF DIRECTORS


          Under the terms of the Purchase Agreement, Cassini and/or LaBow ("Cassini/LaBow") are entitled to designate five representatives to serve on the Company's Board of Directors in addition to the Chief Executive Officer of the Company, and it is a condition to the Closing of the Transactions that the constitution of the Company's Board of Directors shall be as Cassini/LaBow designate, other than one director who shall be Rounick's designee. Accordingly, the Company's Board of Directors has nominated the following seven persons to be elected at the Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors shall have been elected and shall have qualified, effective upon the closing of the Transactions. None of the nominees currently serve as directors of the Company. If any nominee for director becomes unavailable for any reason, an event which the Board of Directors does not now anticipate, the shares of Common Stock represented by properly executed proxies will be voted for any substitute nominees designed by the Board of Directors in accordance with the terms of the Purchase Agreement. The incumbent directors shall continue to serve in their capacities as directors until the closing of the Transactions, or if the Transactions do not close, until their successors are elected and shall have qualified. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the election of directors. The Board of Directors recommends a vote FOR the election of the seven nominees for director named herein.

          The following information is furnished as of April 7, 1997 with respect to each nominee for director.


                           Current position and office with
                           the Company and principal                     Year
                           occupation during the past five         first elected
Name and Age               years; other directorships               or appointed
--------------------------------------------------------------------------------
Oleg Cassini (84)          Upon Closing Mr. Cassini will                   1997
                           become Chairman of the Board
                           and Chief Designer of the
                           Company.  Mr. Cassini has also
                           been the President and Chief
                           Executive Officer of Oleg
                           Cassini, Inc., a fashion design
                           and  licensing  company since _____,
                           and  Chairman  of  Cassini  Perfums,
                           Ltd.,  a  fragrances   and  toiletry
                           manufacturing    and    distribution
                           company, since 199__.
--------------------------------------------------------------------------------
Marianne Nestor (__)       Ms. Nestor has been Director of
                           Licensing for Oleg Cassini,
                           Inc., a fashion design and
                           licensing company since _____.

                           Current position and office with
                           the Company and principal                     Year
                           occupation during the past five         first elected
Name and Age               years; other directorships               or appointed
--------------------------------------------------------------------------------
Ronald LaBow (61)          Upon Closing, Mr. LaBow will                    1997
                           become a principal stockholder
                           of the Company.  Mr. LaBow
                           has been Chairman of the Board
                           of WHX Corp. and its
                           predecessors, a NYSE listed
                           company, since January 1991.
                           Mr. LaBow is also Chairman of
                           the Board and President of
                           Stonehill Investment Corp.
                           Since February 1990 Mr.
                           LaBow has also been a director
                           of Regency Equities Corp., a
                           real estate company
--------------------------------------------------------------------------------
Mitchell Simbal (43)       Vice President of the Company                   1997
                           since 1994 (upon Closing Mr.
                           Simbal will become  _________ Acting
                           Chief Executive  Officer);  prior to
                           joining the Company,  Mr. Simbal was
                           a Vice  President-Retail  of each of
                           St.  John  Knits  since  1992,   and
                           Escada   U.S.A.    from   1988-1992,
                           upscale women's apparel companies.
--------------------------------------------------------------------------------
Sam Kaplan (__)            Chief Financial  Officer and                    1997
                           Secretary of the Company since
                           March 1994. Prior to that Mr. Kaplan
                           served as the  Corporate  Controller
                           since   joining   the   Company   in
                           November 1991.
--------------------------------------------------------------------------------
Sari L. Dweck (35)         Attorney, at the law firm of                    1997
                           Lowenthal,  Landau, Fischer & Bring,
                           P.C., since 1989.
--------------------------------------------------------------------------------
William J. Carone (___)    Co-Chairman of the Board.  Mr.                  1994
                           Carone was first appointed
                           Chairman of the Board of the
                           Company as of January 24,  1994.  He
                           is  a  Senior  Vice   President   of
                           Rosenthal  &  Rosenthal,  a  finance
                           company.   Prior  to  that,  he  was
                           employed by Marine Midland Bank from
                           1986  to  1991  as  a  Senior   Vice
                           President  and  Chemical  Bank  from
                           1991 to 1993.

                             MEETINGS AND COMMITTEES

          The Board of Directors currently consists of Della Rounick, William J. Carone and Martin R. Bring. Each of the incumbent directors will continue to serve in his or her capacity as director until the Closing of the Transactions, or, if the Transactions do not close, until their successors are duly elected and shall have qualified. The Board of Directors held six meetings during the fiscal year ended May 31, 1996, each of which was attended by all of the directors then in office. The Board of Directors has a standing Audit Committee and a standing Compensation Committee.

                                 Audit Committee

          The Audit Committee recommends to the Board of Directors a firm of independent auditors to conduct the annual audit of the Corporation's financial statements, reviews with such firm the overall scope and results of the annual audit, reviews and approves the performance by such independent auditors of professional services in addition to those which are audit-related and reviews the fees charged by the independent auditors for professional services. In addition, the Audit Committee meets periodically with the independent auditors and representatives of management to review accounting activities, financial control and reporting. The Audit Committee currently consists of Messrs. Carone and Bring. During the fiscal year ended May 31, 1996, the Audit Committee held one meeting, which was attended by both Committee members. The Board of Directors will appoint a new Audit Committee consisting of outside directors of the newly constituted Board of Directors immediately after the closing of the Purchase Agreement.

                             Compensation Committee

          The Compensation Committee recommends to the Board of Directors overall compensation philosophy and policies for the Company and the specific compensation for the Company's chief executive officer. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning plans, programs or benefits which relate to executive compensation, including incentive compensation and stock options. In addition, the Compensation Committee reviews and makes recommendations to the Board of Directors concerning selection, recruiting, hiring and promotion of key executive personnel. The Compensation Committees functions as the Option Committee under the Company's 1991 Stock Option Plan. The Compensation Committee currently consists of Messrs. Carone and Bring. During the fiscal year ended May 31, 1996, the Compensation Committee held one meeting, which was attended by both Committee members. The Board of Directors will appoint a new Compensation Committee consisting of outside directors of the newly constituted Board of Directors immediately after the closing of the Purchase Agreement.


                            Compensation of Directors

          Each of the outside directors received options under the 1993 Outside Directors Option Plan and the 1994 Outside Directors Option Plan, as amended. See also "Compensation Committee Report on Executive Compensation." Mr. Carone and Mr. Bring were compensated at the rate of $60,000 and $15,000, respectively, for their services during the fiscal year ended May 31, 1996. Following the

Special and Annual Meeting, each director who is not a full-time employee of the Company will receive an annual director's fee of $5,000 as well as a fee of $1,000 for each meeting of the Board of Directors or any committee meeting thereof attended.

                               EXECUTIVE OFFICERS

          The executive officers of the Company and certain information about them are set forth below:


   Name                    Age                Office
--------------------------------------------------------------------------------

Della Rounick              50                 Co-Chairman of the Board and Chief
                                               Executive Officer

William J. Carone          52                 Co-Chairman of the Board

Sam D. Kaplan              41                 Chief Financial Officer, Treasurer
                                               and Secretary

Mitchell Simbal            43                 Vice President
--------------------------------------------------------------------------------

          Executive officers are elected by and serve at the discretion of the Board of Directors.

DELLA ROUNICK was appointed Co-Chairman of the Board and Chief Executive Officer in July 1995, after being appointed Vice-Chairman of the Board and Chief Executive Officer in June 1995. She was appointed to the Company's Board of Directors in January 1994. Mrs. Rounick beneficially owns 4,430,748 shares of the Company's common stock, representing approximately 66% of the common stock outstanding. Prior to being appointed Chief Executive Officer, Mrs. Rounick served as Head of Design for certain divisions of the Company since 1988. Mrs. Rounick also served as a fashion advisor to her late husband, the Company's founder, for eight years, and sold her own line of clothing in Greece under the Della label.

WILLIAM J. CARONE currently is the Co-Chairman of the Board. Mr. Carone was first appointed Chairman of the Board of the Company as of January 24, 1994. He is a Senior Vice President of Rosenthal & Rosenthal, a finance company. Prior to that, he was employed by Marine Midland Bank from 1986 to 1991 as a Senior Vice President and Chemical Bank from 1968 to 1986 and 1991 to 1993.

SAM D. KAPLAN was appointed Chief Financial Officer and Secretary of the Company in March 1994. Prior to that he served as the Corporate Controller since joining the Company in November 1991. From 1988 to 1991, Mr. Kaplan, a certified public accountant, was an audit manager for the accounting firm of Ferro, Berdon & Company and, from 1983 to 1988, he was employed by Treasure Island, Inc., a retail specialty chain, as Financial Vice President.

MITCHELL SIMBAL has been Vice President of the Company since 1994 (upon Closing, Mr. Simbal will become Acting Chief Executive Officer); prior to joining the Company, Mr. Simbal was a Vice President-Retail of each of St. John Knits since 1992 and Escada U.S.A. from 1988-1992, upscale women's apparel companies,

                             EXECUTIVE COMPENSATION

          The following table sets forth the compensation paid by the Company and its subsidiaries during the fiscal years ended May 31, 1994, 1995 and 1996 to the Company's Chief Executive Officer and/or Chairman of the Board and the next other highest paid executive officers of the Company at May 31, 1996 whose compensation exceeded $100,000 (three individuals; the "named executive officers"). On September 24, 1993, Herbert Rounick, Founder, Chairman of the Board and Chief Executive Officer of the Company died. Prior to the appointment of Della Rounick as Chief Executive Officer on June 1, 1995, no person had been elected to the office of Chief Executive Officer as a replacement to Herbert Rounick, but William Carone, the Company's Chairman of the Board, during such time was the person who served the function closest to chief executive officer.


                           SUMMARY COMPENSATION TABLE


                                                         Annual Compensation               Long Term Compensation
                                                         -------------------               ----------------------

                                                                                    Awards                   Payouts
                                                                                    ------                   -------
                                                                                                                        All
                                                                        Other                 Options                  Other
                                                                        Annual   Restricted   Granted                   Com-
Name and Principal                                                     Compen-     Stock       (No.         LTIP       pensa-
     Position                    Year                        Bonus      sation    Award(s)    Shares)     Payouts      tion(5)
       (a)                        (b)      Salary (c)         (d)         (e)       (f)         (g)          (h)        (i)
-------------------------------------------------------------------------------------------------------------------------------


Della Rounick                    1996      $220,000(1)          0          0          0          0             0          0
  CEO, Co-Chairman of
  the Board                      1995        75,000(1)          0          0          0          0             0          0

                                 1994           N/A           N/A        N/A        N/A        N/A           N/A        N/A



Allan R. Bogner,                 1996      $234,724(2)          0          0          0          0             0          0
  President and Chief
  Operating Officer              1995       296,000             0          0          0          0             0          0

                                 1994       250,000             0          0          0          0             0          0



Sam D. Kaplan                    1996       161,346             0          0          0     25,000(3)          0          0
  Chief Financial Officer,
  Treasurer and Secretary        1995       143,461             0          0          0          0             0          0

                                 1994       117,067             0        N/A        N/A     13,000           N/A        N/A



Steven Anastos                   1996       191,538             0          0          0     20,000(4)          0          0
  Senior Vice President-
  Sales and Merchandise          1995       186,586             0          0          0          0             0          0

                                 1994       180,192             0          0          0     10,000             0          0



----------------

(1) Ms. Rounick became Chief Executive Officer at the beginning of fiscal 1996. During the Company's 1995 fiscal year, Della Rounick served as the Company's Vice President - Director of Design Coordination. See "Certain Relationships and Related Party Transactions."


                                       12




(2) Mr. Bogner resigned from the Company on November 30, 1995. As a result, $103,250.75 of his salary representing his salary payable through March 1996 was paid as a settlement under his employment agreement. See "Employment Agreements".

(3) Options to purchase 13,000 shares of Common Stock previously granted were repriced in fiscal 1996, in addition to a grant of options to purchase 12,000 shares of Common Stock during fiscal 1996.

(4) Options to purchase 10,000 shares of Common Stock previously granted were repriced in fiscal 1996, in addition to a grant of options to purchase 10,000 shares of Common Stock during fiscal 1996.

(5) Perquisites and other personal benefits, securities or property received by each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's annual salary and bonus.



OPTION GRANTS TABLE FOR FISCAL 1996

          The following table sets forth information relating to stock options, if any, granted during the year ended May 31, 1996 to the four named executive officers. The grants of the options set forth below are also reflected in the table under the heading Summary Compensation Table. In addition, in accordance with the disclosure rules recently enacted by the Securities and Exchange Commission, the hypothetical gains or "options spreads" for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the date of grant to the expiration date. The assumed rates of growth are prescribed by the Securities and Exchange Commission and are for illustrative purposes only; they are not intended to predict the future price of the Company's stock, which will depend upon market conditions and the Company's future performance and prospects. The Company has not granted any stock appreciation rights.


                     OPTIONS GRANTED DURING THE FISCAL YEAR
                               ENDED MAY 31, 1996
                                                                                Potential Realizable Value
                                                                                  at Assumed Annual Rates
                                                                               of Stock Price Appreciation
          Individual Grants                                                            for Option Term
-------------------------------------------------------------------------------------------------------------

                              Percent of
                                Total
                               Options
                              Granted to                    Market
                   Options   Employees in    Exercise       Price       Expira-
Name               Granted    Fiscal Year   Price ($/Sh)    ($/Sh)     tion Date     5% ($)      10% ($)
-------------------------------------------------------------------------------------------------------------

Della Rounick           0         N/A           N/A           N/A          N/A        N/A          N/A

Allan R. Bogner         0         N/A           N/A           N/A          N/A        N/A          N/A

Sam Kaplan         10,000        5.4%          1.00         $1.63         2001    $ 9,535      $14,048

Sam Kaplan         12,000        6.5%          1.00           N/A         2003          0            0

Sam Kaplan          3,000        1.6%          1.00          4.75         2000     16,031       22,455

Steven Anastos     10,000        5.4%          1.00           N/A         2003          0            0

Steven Anastos      5,000        2.7%          1.00          1.63         2001      4,767        7,024

Steven Anastos      5,000        2.7%          1.00          4.75         2000     16,031       37,424


AGGREGATED OPTIONS EXERCISED DURING AND OPTION VALUE TABLE AT THE END OF THE YEAR ENDED MAY 31, 1996


          During the year ended May 31, 1996 none of the named executive officers exercised any stock options. The following table sets forth information relating to the value at May 31, 1996 of unexercised stock options of the named executive officers who own stock options. (See "1991 Stock Option Plan").


                      VALUE OF OPTIONS AT MAY 31, 1996 (1)

                                                     Number of Unexercised
                      Shares                               Options at                  Value of Unexercised
                     Acquired                           May 31, 1996 (1)               in-the-Money Options
                        on           Value                     (#)                      at May 31, 1996(2)
                     Exercise      Realized                    (d)                              (e)

    Name                (#)           ($)
    (a)                 (b)           (c)        Exercisable    Unexercisable   Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------

Della Rounick            0            N/A                0               0               0                0

Allan R. Bogner          0            N/A                0               0               0                0

Sam Kaplan               0            N/A            5,800          19,200          $4,350          $14,400

Steven Anastos           0            N/A            5,000          15,000          $3,750           $11,25


------------------

(1) For the number of shares subject to options exercisable within 60 days of April ____, 1997.

(2) Options are "in-the-money" if on May 31, 1996 the market price of the Common Stock exceeded the exercise price of the option. The value of options is calculated by determining the difference between the aggregate market price of the Common Stock covered by the options on May 31, 1996 and the aggregate exercise price of such options.


COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

          During the year ended May 31, 1996, the Compensation Committee approved the repricing of options to purchase 13,000 shares of Common Stock held by Sam Kaplan, and 10,000 shares of Common Stock of Steven Anastos. The repricing was effected by amending the outstanding options under the 1991 Stock Option Plan providing for a lower exercise price and maintaining the existing vesting schedule. The exercise price of the cancelled options significantly exceeded the market price of the Company's Common Stock on the date the replacement options were issued. The exercise price of the replacement options granted to Messrs. Kaplan and Anastos was $1.00, which was also above the market price of a share of Common Stock on the date the replacement option was granted, but closer to the market price than the exercise price had been. The Compensation Committee approved the replacement of the options held by Messrs.

Kaplan and Anastos because it concluded that these options, being significantly out-of-the-money, did not provide the desired incentive to Messrs. Kaplan and Anastos.


                             COMPENSATION COMMITTEE


                                William J. Carone
                                 Martin R. Bring


                                                          Market                                          Length of
                                                         Price of        Exercise                     Original Option
                                        Number of        Stock at        Price at          New         Term Remaining
                                        Options          Time of         Time of        Exercise         at Date of
  Name                 Date             Repriced        Repricing       Repricing         Price           Repricing
--------------------------------------------------------------------------------------------------------------------

Sam Kaplan            1/19/96            10,000            $.41           $2.00           $1.00           4/12/2001

Sam Kaplan            1/19/96             3,000             .41            2.00            1.00           6/29/2000

Sam Kaplan            4/12/94             3,000            1.63            4.75            2.00           6/29/2000

Steven Anastos        1/19/96             5,000             .41            2.00            1.00           4/12/2001

Steven Anastos        1/19/96             5,000             .41            2.00            1.00           6/29/2000

Steven Anastos        4/12/94             5,000            1.63            4.75            2.00           6/29/2000
====================================================================================================================


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

PHILOSOPHY.  The  Company's  executive  compensation  philosophy  is to  provide
competitive  levels  of  compensation,   integrate  management's  pay  with  the
achievement of the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Company in attracting and retaining qualified management. Performance is measured in terms of both quantitative and qualitative goals at the corporate level, the division level and the individual level. Executive compensation consists of base salary, annual cash incentive compensation in the form of bonuses or commissions and long term incentive compensation in the form of stock options. The compensation of the Company's executive officers is reviewed and approved by the Compensation Committee, which is composed entirely of nonemployee directors. Management compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company's industry.

     In reviewing compensation levels of the Company's key executives, the Compensation Committee considers, among other items, corporate profitability on an absolute basis as well as relative to budget; previous years' and competitors' profitability; revenues and market shares; efficiency; and the quality of products and services. Many of the same measures are used in reviewing the profitability and efficiency of the division. No specific weight is accorded to any single factor. Relative weights differ from executive to executive and change from time to time as circumstances warrant.

BASE SALARIES. Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial and creative talent. Annual salary adjustments are determined by evaluating the performance of the executive and any increased responsibility assumed by the executive, the competitive marketplace, and the performance of the Company. Salary adjustments are determined and normally made on an annual basis.

ANNUAL BONUSES. The Company has awarded bonuses in the past and may award bonuses in the future to certain employees. The amount of any bonus is discretionary and is determined based upon a combination of the level of achievement by the Company of its strategic and operating goals and the level of achievement by the individual of his or her individual objectives and goals. In addition, in determining whether to award a bonus, the Compensation Committee considers an individual's initiative and commitment to the Company. Certain of the employees earn a commission based on a percentage of the Company's net sales of the division managed by such executive of pre-tax income of the Company.

EQUITY  OWNERSHIP.  The  Company  initiated a stock  option  program for its key employees at the time of the Company's initial public stock offering in September 1991. Significant employee stock ownership has become an important goal in the Company's effort to link the performance of the Company to the efforts and compensation of its executives. The Compensation Committee believes that equity ownership by management is a means of aligning management's and stockholders' interests in the enhancement of stockholder value. The Compensation Committee serves as the stock option committee under the 1991 Stock Option Plan; the purpose of the stock option committee is to administer the plan.

ESTABLISHMENT. The Compensation Committee was established in September 1991, at the time of the Company's initial public offering. The Company's general compensation plans and policies currently in effect under which its executives have been compensated for services rendered, other than the specific employment agreements for certain executive officers of the Company entered into after September 1991, were in place prior to the establishment of the Compensation Committee. These plans and polices evolved over the years when the Company operated as a private company prior to the initial public stock offering in September 1991. Currently, either Co-Chairman of the Board and/or the President submits to the Compensation Committee for approval, proposals to hire new executives whose annual salary is expected to exceed $100,000. The Compensation Committee reviewed the terms of each of the employment agreements which the Company has entered into with its executive officers in light of the factors referred to elsewhere in this report, including compensation of comparable executives in other publicly traded apparel companies.

     During the months following the death in September 1993, of Herbert Rounick, founder of the Company and its former Chairman and Chief Executive

Officer, the Board of Directors retained an executive search firm to find a replacement chief executive officer for the Company. Because a suitable chief executive officer was not found, Mr. Carone, Chairman of the Board, in order to fill the gap caused by the death of Mr. Rounick, became involved in the daily decision making activities of the Company. In June 1995, Della Rounick, the widow of Herbert Rounick and the Company's principal stockholder, assumed the responsibilities of Chief Executive Officer and Co-Chairman of the Board. Prior to such time, Ms. Rounick had been a Vice President Director of Design
Coordination for which she was paid $75,000.00 during fiscal 1995. In consideration of the additional time, effort and responsibilities assumed by Ms. Rounick with her new title, Ms. Rounick was paid $220,000.00 during fiscal 1996.

                             COMPENSATION COMMITTEE*

                             William J. Carone
                             Martin R. Bring





--------

* Members of the Compensation Committee did not participate in the creation of the 1992 Outside Directors Option Plan, and abstained from granting options thereunder and from voting thereon. The Board of Directors in its entirety participated in the creation of and the granting of options under the 1993 Outside Directors Option Plan and the 1994 Outside Directors Option Plan and all of the directors voted to approve such Plans.

                     COMPARATIVE PERFORMANCE BY THE COMPANY

     The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index and
(ii) a published industry index or "peer group." Although the chart would normally be for a five-year period, the Common Stock of the Company began trading on September 20, 1991 and, as a result, the following chart commences as of such date. This chart compares the Common Stock with (i) the New York Stock Exchange Market Value Index and (ii) a group of public companies, each of which manufacturers apparel, and assumes an investment of $100 on September 20, 1991 in each of the Common Stock, the stocks comprising the New York Stock Exchange Market Value Index and the stocks of the selected apparel manufacturers.



                                                                 Fiscal Year Ended
                               ---------------------------------------------------------------------------------------

         Company                     1991             1992           1993           1994           1995          1996
---------------------------    ---------------------------------------------------------------------------------------

He-Ro Group Ltd.                     100             52.38          23.81           6.55           4.17          8.33

Peer Group                           100            110.42         111.55          97.40          96.76        142.84

Broad Market                         100            108.31         120.89         127.90         147.02        187.45





(1) The total return for each of the Company's Common Stock, the New York Stock Exchange Market Value Index and the selected apparel manufacturer assumes an investment of $100 on September 20, 1991 and the reinvestment of dividends (although dividends have not been declared on the Company's Common Stock) and is based on market capitalization.

(2) The "peer group" of selected apparel manufacturers consists of the following companies: Bernard Chaus, Inc., G-III Apparel Group, Ltd., Garan Incorporated, Jones Apparel Group, Inc., Kellwood Company, Liz Claiborne, Inc., Unitog Co., VF Corporation, and Yes Clothing Co.

EMPLOYMENT AGREEMENTS

     In May 1993, the Company entered into a three year employment agreement expiring on May 31, 1996 with Allan R. Bogner pursuant to which Mr. Bogner agreed to serve as the Company's President and Chief Operating Officer. Under the employment agreement, as amended, Mr. Bogner's salary for the fiscal year ended May 31, 1996 was $305,059. In addition, the employment agreement provided for a performance bonus in each fiscal year assuming certain minimum requirements of income were met by the Company. Effective November 30, 1995, Mr. Bogner resigned from the Company. On such date, Mr. Bogner entered into a settlement Agreement with the Company, pursuant to which Mr. Bogner was paid $103,250.75, his employment agreement was terminated, and Mr. Bogner agreed to certain non-compete and non-solicitation provisions.


1991 STOCK OPTION PLAN

     During 1991, the Company adopted the 1991 Stock Option Plan (the "1991 Option Plan"). The Board of Directors believes that the plan is desirable to attract and retain executives and other key employees of outstanding ability. Under the 1991 Option Plan, options to purchase an aggregate of not more than 500,000 shares of Common Stock may be granted from time to time to key employees, officers, directors, advisors and independent consultants to the Company or to any of its subsidiaries.

     The Compensation Committee of the Board of Directors serves as the Stock Option Committee under the 1991 Stock Option Plan. The Stock Option Committee exercises all of the powers of the Board of Directors in relation to the 1991
Option Plan and is generally empowered to interpret the 1991 Option Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the employees to whom option are to be granted, determine the number of shares subject to each option and the exercise price thereof, determine the terms of paying the exercise price and other terms and conditions including whether the exercise price of an option is payable in cash or by delivery of a promissory note or previously acquired shares of Common Stock. The per share exercise price for incentive stock options ("ISO's) may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Company), and for non-qualified stock options ("NQSOs") may not be less than 85% of the fair market value of a share of Common Stock on the date the option is granted.

     Options are exercisable for a term determined by the Stock Option Committee, which may not be less than one year or greater than ten years from the date of grant. Options may be exercised only while the original optionee has a relationship with the Company which confers eligibility to be granted options or within three months after termination of such relationship with the Company, or up to one year after death or disability. Options are not transferable other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder, his or her guardian or legal representative. No options may be granted under the 1991 Option Plan after September 26, 2001.

     Options granted pursuant to the 1991 Option Plan may be designated as ISOs, with the attendant tax benefits provided under Section 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the 1991 Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000. The Stock Option Committee may modify, suspend or terminate the 1991 Option Plan; provided, however, that certain material modifications affecting the 1991 Option Plan must be approved by the Company's stockholders, and any change in the 1991 Option Plan that may adversely affect an optionee's rights under an option previously granted under the 1991 Option Plan requires the consent of the optionee.

     During the year ended May 31, 1996, the Company did not grant any ISOs or NQSOs to its employees. The last reported sale price per share of the Company's Common Stock as reported on the New York Stock Exchange Composite Tape on April 4, 1997 was $1.00.

1992 OUTSIDE DIRECTORS STOCK OPTION PLAN

     On October 30, 1992, the Board of Directors adopted, subject to stockholder approval, the 1992 Outside Directors Stock Option Plan (the "1992 Plan") pursuant to which 30,000 shares of Common Stock are reserved for issuance upon the exercise of stock options granted under the 1992 Plan to directors at such time who were not employees of the Company. The stockholder of the Company approved the adoption of the 1992 Plan on March 17, 1994. The purpose of the 1992 Plan is to advance the interests of the Company by affording outside directors the opportunity to increase their equity interests in the Company by further aligning the interests of the Company's management with its stockholders. On October 30, 1992, options to purchase 10,000 shares of the Company's common stock at a price of $4.875 per share were granted under the 1992 Plan to each of Matthew A. Berdon, Martin R. Bring and Richard D. White, each of whom were the outside directors of the Company on such date. Options granted to Messrs. White and Berdon under the 1992 Plan terminated three months after the effective date of each such director's resignation from the Company's Board of Directors.

1993 OUTSIDE DIRECTORS STOCK OPTION PLAN

     On September 29, 1993, at a special meeting of the Board of Directors held after Mr. Rounick's death, the Board of Directors adopted, subject to stockholder approval, the 1993 Outside Directors Stock Option Plan (the "1993 Plan") pursuant to which 115,000 shares of Common Stock were reserved for issuance upon the exercise of stock options granted under the 1993 Plan to directors at such time who were not employees of the Company. The stockholders of the Company approved the adoption of the 1993 Plan on March 17, 1994. The 1993 Plan was proposed by the Board of Directors in recognition of the additional responsibilities assumed by the outside directors in managing the

Company's affairs after the death of Mr. Rounick, the Company's former principal stockholder. On September 29, 1993, options to purchase 75,000, 25,000 and 15,000 shares of the Company's Common Stock at a price of $3.50 per share were granted under the 1993 Plan to each of Messrs. Berdon, Bring and White, respectively. Options granted to Messrs. White and Berdon under the 1993 Plan terminated three months after the effective date of each such director's resignation from the Company's Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     During the year ended May 31, 1996, the Compensation Committee of the Company's Board of Directors consisted of William Carone and Martin R. Bring. Mr. Bring is a member of the New York, New York law firm Lowenthal, Landau, Fischer & Bring, P.C. which performs legal services for the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time prior to the initial public offering of the Company's Common Stock on September 26, 1991, to help finance the Company's operations, the late Herbert Rounick, the Company's founder, loaned money to various subsidiaries of the Company for working capital purposes. As of May 31, 1995, the Company owed the Estate of Herbert Rounick an aggregate $2,796,000 in principal. Interest on these loans ranges from eight to 12% per annum. The Company believes that the terms of its indebtedness to the Estate of Herbert Rounick are at least as favorable as those it could have obtained if it had borrowed from an unrelated third party. In addition, the Company owes the Estate of Herbert Rounick $1,500,000 representing a death benefit due and owing under the Company's employment agreement, dated June 1, 1992, with Herbert Rounick, and $1,000,000 representing an amount which Della Rounick, as executrix of the Estate of Herbert Rounick, loaned to the Company on January 24, 1995 simultaneously with being released on a guarantee of the credit facility with its bank group. Accordingly, as of May 31, 1996, the aggregate amount of the Company's indebtedness to the Estate of Herbert Rounick was $5,923,755 (including $627,755 in accrued and unpaid interest) all of which is unsecured and is subordinated to the Company's indebtedness to its lenders (the "Subordinated Debt"). Under the terms of the Purchase Agreement, Stonehill will purchase all of the Subordinated Debt, excluding $1,000,000 thereof (the "Retained Subordinated Debt"), for a purchase price of $1,000,000 to be paid in cash on the Closing Date. The Retained Subordinated Debt will be payable by the Company in $200,000 installments over a period of five years, subject to subordination conditions of the Company's lenders.

     Della Rounick, as the principal stockholder, currently is a Co-Chairman of the Board and Chief Executive Officer for which she is receiving a salary of $220,000 per annum; however, Ms. Rounick will resign on the Closing of the Transactions from her positions as an officer and director of the Company.

     Upon the Closing of the Transactions, the Company intends to enter into an employment agreement with Mr. Cassini, who will become Chairman of the Board and Chief Designer, for a three-year term at an annual rate of compensation of $200,000, $300,000 and $500,000 respectively for each of the first, second and third years following the Closing.

     Mr. Cassini has been and will continue to be a licensor to the Company. Under the Company's license agreement with Mr. Cassini, dated June 1990, as amended (the "License Agreement"), for the fiscal years ended May 31, 1996 through 1999, minimum annual royalties of $350,000 are payable to OCI, a corporation wholly-owned by Mr. Cassini, plus percentage royalties ranging from 1% to 4%. [For the fiscal year ended May 31, 1996, $440,000 was paid by the Company to OCI.] Commencing upon the Closing of the Transactions, pursuant to the License Management Agreement, 50% of the minimum annual and percentage royalties payable under the License Agreement will be repaid to the Company as Management Licensing Fees.

     See also "Executive Compensation - Compensation Committee Interlocks and Insider Participation."

PROPOSAL 2:   APPOINTMENT OF INDEPENDENT AUDITORS AND RATIFICATION OF
APPOINTMENT

     The Board of Directors has appointed Arthur Andersen & Co. as the independent auditors of the Company and its subsidiaries for the fiscal year ending May 31, 1997. A representative of Arthur Andersen & Co. expects to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

     The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Arthur Andersen & Co. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for approval of this proposed action.


PROPOSAL 3:  APPROVAL OF THE ISSUANCE OF 26,869,332 SHARES OF COMMON
STOCK


PROPOSAL 4:  AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE
COMPANY TO INCREASE THE AUTHORIZED CAPITAL STOCK


PROPOSAL 5:  AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE
COMPANY TO CHANGE ITS NAME

                                THE TRANSACTIONS

     The stockholders of the Company will be asked at the Meeting to consider and approve the following matters which are required to be implemented pursuant to the Purchase Agreement: (i) the issuance of 26,869,332 shares (the "Shares") of common stock, par value $.01 (the "Common Stock"), to Stonehill and Cassini, for a purchase price of approximately $7,000,000, as more fully described below, plus the License Management Fees, (ii) an amendment to the Company's Certificate of Incorporation to increase the total authorized capital shares to 60,000,000 shares of common stock and 5,000,000 shares of preferred stock and (iii) an amendment to the Company's Certificate of Incorporation to change of the Company's name to Oleg Cassini Group International, Ltd., subject to the Closing of the Transactions.

     Under the terms of the Purchase Agreement, among other things, the Company has agreed to issue and sell to (i) Stonehill 6,869,332 shares of Common Stock, (which shares when issued will represent approximately 20% of the then issued and outstanding shares of Common Stock) for a purchase price of $4,000,000 payable in cash at the Closing and (ii) to Cassini 20,000,000 shares of its Common Stock (which shares when issued will represent approximately 60% of the then issued and outstanding shares of Common Stock) for (a) $3,000,000, of which $1,000,000 is payable in cash at the Closing and the balance is payable by the delivery on the Closing of two non-interest bearing promissory notes of Mr. Cassini payable to the Company each in the principal amount of $1,000,000 (the "Cassini Notes"), one of which will be due on the first anniversary of the
Closing and the second of which will be due on the second anniversary of the Closing and each of which will be secured by 6,666,666 shares of Common Stock to be issued to Mr. Cassini on the Closing of the Transactions, and (b) the execution and delivery by OCI of a certain Management License Agreement pursuant to which on and after the Closing, the Company will manage the day to day operations and supervise five of OCI's existing license agreements and any future license agreements (collectively the "Cassini License Agreements") relating to women's apparel in exchange for half of the royalties collected under such license agreements. The actual royalites collected by OCI for the twelve months ended December 31, 1996 on account of the Cassini Licenses was in excess of $1,500,000. In accordance with generally accepted accounting principles, the Company's management has estimated that 50% of the net present value of the guaranteed minimum royalties due under the Cassini License Agreements at May 31, 1997, is approximately $950,000. See also "Certain Relationships and Related Transactions."

     The closing sale price of the Company's Common Stock on the NYSE as of March 11, 1997, the date the Agreement was executed, was $1.13. Upon issuance to Stonehill and Cassini (the "Purchasers") the Shares will represent approximately 80% of the fully diluted issued and outstanding common equity of the Company, and approximately 80% of the voting power, as of March 11, 1997, and will have the effect of a change of control of the Company.

     The Company's execution of the Purchase Agreement in connection with the Transactions was the result of negotiations which began on or about December 1995 between the Company and several potential purchasers, including Cassini. In May, 1996, the Company announced its engagement of Arthur Andersen--Worldwide Corporate Finance (the "Financial Advisor") as its financial advisor to explore alternatives that would enable the Company to meet its strategic objectives.

     As part of its plan to meet these objectives, the Company asked its Financial Advisor to explore options including alliances with other companies, an infusion of capital into the Company, the sale or merger of the Company, or any combination of the foregoing. During the Spring of 1996, the Purchasers and the Company, together with its Financial Advisor, held several meetings to discuss the size and nature of an equity investment in the Company. During these meetings the Company also considered other alternatives such as private placements with other parties, traditional bank financings and public offerings, but determined that such financings would not be as significant or as timely as the Transactions. The Company was also aware that it was not able to borrow significant additional funds using bank financing, and that the public finance markets might not be receptive to an offering of the size proposed by the Purchasers. See "Board of Director's Recommendations."

     In addition the Company requested its Financial Advisor to conduct negotiations with potential purchasers and investors, including an affiliate of Sun Capital Partners, Inc. ("Sun Capital"), a merchant banking and investment banking firm located in West Palm Beach, Florida and Cassini, both of whom had already begun negotiations with the Company. Cassini had an ongoing relationship as licensor to the Company's largest division since 1985 and believed that a strategic alliance could be mutually beneficial. In Spring 1996, Cassini set up a meeting with Stonehill and the Board of Directors. Stonehill expressed an interest in pursuing a transaction with Cassini and the Company. Negotiations were conducted by the Company together with its Financial Advisor regarding potential transactions with Sun Capital on the one hand and Stonehill and Cassini, on the other hand, during the Spring of 1996. At such time Stonehill and Cassini proposed terms of a transaction with the Company and had a series of meetings to negotiate the terms, but negotiations came to a standstill in July, 1996.

     During the Summer of 1996, the Company signed a letter of intent with Sun Capital. Under the terms of the letter of intent, as revised, Sun Capital would have invested $2,500,000 in the Company for which it would have received Common Stock of the Company. As part of the transaction, Sun Capital had agreed to purchase the Subordinated Debt held by the Company's principal stockholder, Rounick, as executrix of the Estate of Herbert Rounick, in the approximate face amount of $6,000,000, at a substantial discount and to convert some of the debt into equity of the Company. In addition, Sun Capital would receive options to purchase common stock of the Company at declining exercise prices, based on a formula linked to the performance of the Company. The Common Stock received upon closing and the options, if fully exercised, would have represented up to 49.9% of the Common Stock of the Company.

     On September 25, 1996, a purchase agreement was executed with Sun Capital (the "Sun Purchase Agreement"). However the transactions contemplated in such agreement were subject to significant closing conditions, including due diligence and Sun Capital obtaining financing.

     On November 18, 1996, the parties entered into an amendment to the Sun Purchase Agreement that, among other things amended the no-shop provisions of the Sun Purchase Agreement to allow the Company to negotiate with other potential investors and purchasers without incurring a break-up fee. Thereafter negotiations promptly resumed with Stonehill and Cassini. Stonehill and Cassini began extensive due diligence. On January 14, 1997, the parties mutually agreed to terminate the Sun Purchase Agreement. On March 11, 1997, the Company entered into the Purchase Agreement with Stonehill and Cassini.

     On April 8, 1997, the Board of Directors received a draft opinion of Mesirow Financial, Inc., a national securities firm (hereinafter, "Mesirow") to the effect that the consideration to be paid by the Purchasers for their equity investment in the Company as then contemplated was fair to the stockholders of the Company, other than Rounick, from a financial point of view. Subsequently, the Company received the fairness opinion of Mesirow dated , 1997 (included as Exhibit C hereto). See "Other Consideration Regarding the Transactions -- Opinion of Mesirow Financial, Inc."

     Among other provisions, the Agreement provided that the Company will amend its Certificate of Incorporation to increase its authorized capital stock.


                       BOARD OF DIRECTORS' RECOMMENDATIONS

     Access to capital is the most critical need for the Company to continue its operations. However, the Company believes that prior to the investment by the Purchasers (the "Investment"), available capital was insufficient to enable the Company to continue operations on a long term basis. The Investment offers access to a significant amount of capital, on terms which the Company believes to be favorable. Mesirow has delivered a draft opinion to the effect that the consideration to be paid by the Purchasers to acquire the Shares of Common Stock for a purchase price of approximately $7,000,000 (payable $5,000,000 on the Closing and $1,000,000 payable on each of the second and third anniversaries of the Closing Date pursuant to the Cassini Notes) plus License Management Fees is fair to the Company from a financial point of view. Mesirow's fairness opinion is included as Exhibit C hereto.

     The Board of Directors, in recommending stockholder approval of the Transactions, considered a number of material factors which were: (a) the substantial increase in the Company's capitalization as a result of the Investment, (b) the terms of the Agreement, (c) the alternatives to Stonehill's investment and the likelihood of such alternatives, and (d) the opinion of Mesirow to the effect that the financial terms of the Investment are fair to the stockholders of the Company, other than Rounick, from a financial point of view. The Board of Directors considered that the Company needed a significant capital infusion to continue its operations. The Board of Directors, together with its Financial Advisor, did review other financing alternatives, including the potential for a private offering of debt or equity securities and/or a bank financing. In the Board's view, the Company was not likely to successfully complete any of those transactions in a timely manner, if at all, given its financial condition. The Board of Directors did carefully review the Investment in the Company as compared to the voting percentage to be held by the Purchasers but determined that the size of the Purchasers' investment was appropriate given the Company's capital needs. In regard to the use of proceeds and financial impact of the Investment on the Company's stockholders, the Board considered the likelihood that the proceeds provided by the Investment could enable the Company to improve the Company's financial performance and reduce some of its bank debt at a discount, thereby benefiting the Company's stockholders. The Board also considered the impact of the Purchasers's presence on the Board of Directors of the Company, and determined that additional directors bringing diverse business experience, some of whom would be more directly involved in the daily management of the Company, would be a positive addition to the Board. This determination was based on a number of extensive meetings between the Company and the Purchasers before the execution of the Purchase Agreement. The Board also recognized that the Transactions might hinder a sale of the Company to a buyer other than the Purchasers and would result in a significant increase in the number of shares of Common Stock outstanding. In both cases, the Board determined that the capital and liquidity provided by the Purchasers was critical to enable the Company to continue operations and that any dilution to the stockholders or deterrence of possible acquirors was outweighed by the significant impact this capital infusion could have on the Company's operations and financial conditions.

     The Board of Directors has reviewed and considered the terms and conditions of the Agreement and the Transactions and believes that the Agreement and the Transactions are fair to, are advisable to and in the best interests of, the Company and its stockholders, and has unanimously approved the Agreement and the Transactions.

     The Board of Directors unanimously recommends that stockholders vote "FOR" Proposals 3, 4 and 5 and for approval of the Transactions.


                    SUMMARY OF SECURITIES PURCHASE AGREEMENT

     The following summary of certain material terms of the Agreement is qualified in its entirety by reference to the provisions of the Agreement, which is included as Exhibit A hereto.

     The Agreement provides for the purchase by the Purchasers of shares of Common Stock for a consideration of $7,000,000 (of which $5,000,000 is payable on the Closing Date and $1,000,000 payable on each of the second and third anniversaries of the Closing Date pursuant to the Cassini Notes) plus the License Management Fees. Each of the Cassini Notes is secured by a pledge of 6,666,666 shares of Cassini's Common Stock. The closing (the "Closing," or in reference to the actual day of closing, the "Closing Date") is scheduled for the fifth business day after the first date on which closing conditions set forth below have been satisfied or waived; however, such date may not be later than May 31, 1997.

RIGHTS TO DESIGNATE REPRESENTATIVES ON THE COMPANY'S BOARD OF DIRECTORS

     Cassini and/or LaBow ("Cassini/LaBow") are entitled to designate five representatives in addition to the Chief Executive Officer of the Company and Rounick is entitled to designate one representative to serve on the Company's Board of Directors, and it is a condition to the Closing of the Transactions that the constitution of the Board of Directors as designated by Cassini/LaBow (in addition to Rounick's designee) shall be appointed prior to or at Closing. Each designated nominee, when and if elected, shall be entitled to the compensation commensurate with that available to each other director. The persons nominated for election of directors by the Board of Directors in Proposal 1 of the Proxy Statement have been nominated in compliance with the conditions of the Purchase Agreement.

LICENSE MANAGEMENT AGREEMENT

     In accordance with the terms of the Purchase Agreement and upon the Closing of the Transactions, the Company and OCI will execute a License Management Agreement (the "LMA") pursuant to which the Company will manage all of the day to day business of OCI with respect to five of OCI's existing and all future license agreements for the manufacture, promotion and sale of women's apparel ("OCI-Women's").

     The LMA shall terminate on the expiration of the last license agreement contemplated by the LMA (including any extensions, modifications or renewals of such license agreements). As compensation for its services under the LMA, the Company shall receive a management fee equal to one-half of the royalties collected from the licensees of OCI-Women's during the term hereof.

REGISTRATION RIGHTS

     Pursuant to the Agreement, the Purchasers or their permitted assigns who in the aggregate are holders of ten percent (10%) or more of the shares have the right, following three months after the Closing, to demand that the Company file a registration statement on Form S-3, if available, or if not available, then on Form S-1 or S-2 (the "Demand Registration"). The Demand Registration is subject to certain limitations in the discretion of any managing underwriter.

     The Purchasers are also granted the right to participate and register all of the Shares in any offering proposed by the Company or any secondary offering proposed by any of the Company's stockholders (the "Piggy-Back Registration") with the exception of a registration relating solely to employee benefit plans, a registration relating solely to a Securities and Exchange Commission Rule 145 Transaction or any registration on any registration form which does not permit secondary sales. This Piggy-Back Registration right is subject to certain limitations in the discretion of any managing underwriter.

PROXY

     In connection with the Transactions, Rounick, who has the power to vote 4,430,748 shares of Common Stock, has granted to the Purchasers an irrevocable proxy to authorize LaBow-Tabin to vote all of Rounick's shares. The Company has been advised that LaBow-Tabin intends to vote all of the shares subject to the proxy in favor of the issuance of the Shares, the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares, the change of name of the Company, and the election of all of the directors nominated. Therefore, no additional favorable stockholders' votes are required under Delaware law to approve the proposed issuance of Shares, Amendments to the Certificate of Incorporation increasing the authorized capital stock and changing the name of the corporation, and election of directors if the shares subject to the proxy are so voted.

NON-SOLICITATION OF OTHER TRANSACTIONS BY THE COMPANY

     The Company agreed that prior to the Closing, subject to certain fiduciary obligations in regard to tender offers, it (and its representatives) will not initiate or encourage or engage in any discussions with third parties concerning any proposals or offers for mergers, consolidations, sales of stock, sales of assets or similar such transactions (other than the Transactions).

VOTING ARRANGEMENTS

     At Closing, Messrs. LaBow and Cassini will enter into a voting trust agreement pursuant to which Mr. Cassini will grant to Mr. LaBow the right to vote all of Mr. Cassini's shares, subject to the pledge of such shares to the Company to secure the Cassini Notes, for a period of three years, or terminating earlier (i) in the event of Mr. LaBow's death, disability or resignation as a director of the Company, or (ii) at such time as Mr. Cassini ceases to be Chairman of the Board and Chief Designer of the Company.

OLEG CASSINI'S ROLE; CHANGE OF NAME

     Under the terms of the Purchase Agreement, the name of the Company will be changed to Oleg Cassini Group International, Ltd. On the Closing Date Cassini will be appointed the Chairman of the Board and Chief Designer.

CLOSING CONDITIONS

     The obligation of the Company to sell, and of the Purchasers to Purchase, the Shares are subject to the satisfaction on or prior to the Closing of certain conditions, including, among other things: (i) the issuance of the Shares has been approved by a majority of the Company's stockholders present in person or by proxy at a meeting duly called and convened for that purpose, (ii) the Shares have been approved for listing on the NYSE and (iii) obtaining all other third party consents to the Transactions, including the Company's lenders.

     The obligation of the Company to issue the Shares on the Closing Date is subject to, among other things, the truth and accuracy of Purchasers' representations and warranties on and as of the Closing Date, to the performance of Purchasers' covenants and agreements which by their terms are to be performed in whole or part prior to the Closing Date (including delivery of the purchase price for the Shares), the delivery of an opinion of Purchasers' counsel and the execution of the Management License Agreement with OCI.

     The obligation of Purchasers to purchase the Shares is also subject to the satisfaction of the following conditions among other things: (i) delivery of certificates representing the Shares, (ii) delivery of an opinion of Company's counsel, (iii) all representations and warranties of the Company are true and accurate as of the Closing Date, and the Company shall have performed its covenants and agreements, and (iv) there has been no material adverse change in the financial condition, business or assets of the Company and its subsidiaries as a whole.

TERMINATION FEES AND EXPENSES

     Pursuant to the terms of the Agreement, the Purchasers and the Company each have agreed to pay to the other $500,000 as liquidated damages in the event that the Transactions are not consummated due to the fault of such party.

ASSIGNABILITY

     The rights and obligations of any Purchasers under the Agreement may be assigned only to a corporate affiliate of such Purchaser.

USE OF PROCEEDS

     The proceeds of the purchase price payable at closing will be $5,000,000. Of the $5,000,000, approximately $1,250,000 will be used to fully satisfy the Company's obligations to its subordinated lenders who are owed a principal amount of $2,750,000, approximately $1,000,000 will be used to satisfy certain outstanding trade payables, approximately $250,000 will be used to pay expenses incurred in connection with the Transactions, and the balance will be used to reduce current amounts outstanding under the Company's revolving credit facility with its senior lender and for general working capital purposes.


                 OTHER CONSIDERATIONS REGARDING THE TRANSACTIONS

OPINION OF MESIROW FINANCIAL, INC.

     The fairness opinion of Mesirow is dated , 1997, and opines on the financial terms of the Investment as of March 11, 1997, the date of the Agreement. In connection with rendering its opinion that the financial terms of the Investment are fair to the stockholders of the Company (other than Rounick) from a financial point of view, Mesirow reported to the Board of Directors that it (i) reviewed publicly available information concerning the Company, including audited and interim, unaudited financial statements of the Company; (ii) reviewed the Company's financial projections provided by senior management of the Company, which are not publicly available; (iii) reviewed the efforts of the Financial Advisor since May, 1996, to identify and solicit alternative sources of capital or acquirors for the Company and Mesirow has been so advised by the Financial Advisor and the Company that they have been unable to identify any other interested sources of capital or acquirors other than Sun Capital as described elsewhere in this proxy statement; (iv) reviewed the going concern qualified opinion of Arthur Andersen & Co., the Company's auditor for the year ending May 31, 1996; and (v) estimated the likely values to be realized by the Company's common stockholders in the event of a formal bankruptcy proceeding, liquidation or similar occurrence.

     In addition, Mesirow met with certain members of the Company's senior management to discuss its operations, historical financial statements and future prospects, and visited the Company's facilities in New York and New Jersey. Mesirow met with Mr. Cassini concerning his plans for the Company and discussed the Company's financial condition with representatives of its lending groups. In the course of such review, Mesirow relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to them by management or publicly available. Mesirow further relied upon the assurances of management that the financial projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. In arriving at the opinion, Mesirow did not perform or obtain any independent appraisal of the Company's assets. The written fairness opinion (attached hereto as Exhibit C) was delivered to the Board of Directors on , 1997.

     Mesirow was selected by the Board of Directors based on its reputation, experience and expertise. Mesirow is a nationally recognized securities firm. As part of its investment banking business, Mesirow is regularly engaged in structuring financing and the valuations of businesses and their securities in connection with mergers, acquisitions and leveraged buyout transactions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, and private placements. Mesirow's fairness opinion is directed only to the Board of Directors relating to the Investment and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Meeting or as to the value of the Common Stock, and does not purport to take into consideration any information or event arising subsequent to the date of the opinion. Mesirow rendered no opinion regarding the terms of the transaction between Rounick and Stonehill regarding Stonehill's purchase of a portion of the Company's outstanding Subordinated Debt from Rounick. A copy of such fairness opinion is attached hereto as Exhibit C, and stockholders are encouraged to read the opinion carefully in its entirety.

     As compensation for its services, the Company agreed to pay Mesirow a fee equal to $75,000. In addition, Mesirow is entitled to reimbursement of out-of-pocket expenses up to $22,000 incurred in performing its services, including reasonable fees and expenses of counsel and other advisors and consultants retained by Mesirow and the Company agreed to indemnify Mesirow and related persons against certain liabilities (including expenses incurred in connection with investigating, preparing or defending any action or claim arising out of Mesirow's engagement), including liabilities under Federal securities laws.


CERTAIN CONSIDERATIONS

     While the Board of Directors is of the opinion that the Transactions are in the best interests of the Company and its stockholders, the approval of the Transactions may have certain effects which stockholders should consider. These considerations are summarized below.

     EFFECT ON CONTROL OF THE COMPANY. Purchasers will beneficially own 80% of the voting stock of the Company, and the right to name six of seven directors.

     ABILITY TO SELL THE COMPANY. Due to Purchasers' voting rights and its large equity interest, it would be impracticable for a third party to acquire the Company without the consent of Purchasers. Accordingly, approval of the Securities Issuance and hence the Transactions would hinder the sale of the Company to a buyer other than Purchasers.

     DISSENTER'S RIGHTS OF APPRAISAL. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon hereby.

                          DESCRIPTION OF CAPITAL STOCK

     Pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate"), the authorized capital stock of the Company currently consists of 25,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. Immediately after the Special and Annual Meeting to which this Proxy Statement relates, the authorized capital stock of the Company will consist of 60,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. The following description of certain of the Company's securities is a summary of the Certificate.

     COMMON STOCK. Holders of Common Stock are entitled to one vote per share in the election of directors and on all other matters on which the stockholders are entitled or permitted to vote. Holders of Common Stock are not entitled to cumulative voting rights. The holders of Common Stock are entitled to dividends in such amounts and at such times as may be declared by the Company's Board of Directors out of funds legally available therefor. On liquidation or dissolution, holders of Common Stock are entitled to share ratably in all net assets available for distribution to stockholders. Holders of Common Stock have no redemption, conversion or preemptive rights.

     PREFERRED STOCK. There are no shares of Preferred Stock outstanding and the company has no present plans to issue any shares of Preferred Stock. The Board of Directors has the authority to issue Preferred Stock in one or more series and to fix the voting powers, conversion rights, other special rights and qualifications, limitations or restrictions of each series, without further vote or action by the stockholders. It is not possible to state the actual effect of the authorization of the Preferred stock upon the rights of holders of the Common Stock, until the Board of Directors determines the specific rights of the holders of a series of the Preferred Stock. However, such effects might include
(i) restrictions on dividends on the Common Stock if dividends on the Preferred Stock have not been paid; (ii) dilution of the voting power of the Common Stock to the extent that the Preferred Stock has voting rights; (iii) dilution of the equity interest of the Common Stock to the extent that the Preferred Stock is converted into Common Stock; or (iv) the Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the holder of the Preferred Stock. Issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, may have the effect of discouraging certain types of transactions involving an actual or potential change in control of the Company, including transactions in which the holders of Common Stock might otherwise receive a premium for their shares of Common Stock over then current market prices, and may limit the ability of the holders of Common Stock to approve transactions that they may deem to be desirable.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% stockholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based solely on the Company's review of the
Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, certain written representations by any of them, except as set forth below, all Section 16(a) filing requirements applicable to the Company's Reporting Persons during and with respect to fiscal 1996 have been complied with on a timely basis. The grant of replacement options to each outside director under the terms of the Amended 1994 Plan was approved by the stockholders of the Company on May 28, 1996. See "1994 Outside Directors Stock Option Plan". Forms 5 (or alternatively, voluntary reports on Form 4) reflecting the grant of replacement and repriced options under the Amended 1994 Plan were not filed for Mr. Carone and Mr. Bring. However, the grant of replacement and repriced options for Messrs. Carone and Bring was disclosed in the Company's proxy statement pursuant to which approval to the Amended 1994 Plan was requested, which proxy statement was filed on April 27, 1996 with the Securities and Exchange Commission and sent on such date to all of the Company's stockholders of record as of the record date contained therein.


                              STOCKHOLDER PROPOSALS

     From time to time stockholders may present proposals to be included in the proxy statement and form of proxy for consideration at the Annual Meeting. In order to be considered, such proposals must be received at the Company's principal executive offices no later than December [insert date of Proxy], 1997 and should be directed to the Secretary of the Company.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment on such matters.

     Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock of the Company and will reimburse such person for their expenses so incurred.


--------------------------------------------------------------------------------
THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND THE MOST RECENT QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED FEBRUARY , 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF ALL EXHIBITS, IS BEING MAILED SIMULTANEOUSLY WITH THIS PROXY STATEMENT WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING.
--------------------------------------------------------------------------------


Dated:  April    , 1997


BY ORDER OF THE BOARD
OF DIRECTORS


Della Rounick
Co-Chairman and Chief Executive Officer

                                    EXHIBIT A

                                    AGREEMENT


         AGREEMENT, made this ______ day of March, 1997, by and between STONEHILL INVESTMENT CORP., a New York corporation with offices at 110 East 59th Street, New York, New York 10022 ("Stonehill") and OLEG CASSINI, an individual residing at 3 West 57th Street, New York, New York ("Cassini") ( Stonehill and Cassini are sometimes herewith collectively referred to as the "Purchasers"), OLEG CASSINI, INC., a New York corporation with offices at 3 West 57th Street, New York, New York ("O.C.I."), THE HE-RO GROUP, LTD. (the Company"), a Delaware corporation with offices at 550 Seventh Avenue, New York, New York 10018, and DELLA ROUNICK ("DR"), an individual and as sole executrix of the Estate of Herbert Rounick (the "Estate"), residing at 15 West 53rd Street, Apt. 38F, New York, New York 10019 (DR, the Estate and the Company, are sometimes herewith collectively referred to as the "Sellers").

                              W I T N E S S E T H:

         WHEREAS,  DR, as  executrix  of the  estate  of  Herbert  Rounick  (the
"Estate"), desires to sell and Stonehill desires to purchase from DR, as executrix of the Estate, all but One Million ($1,000,000) Dollars (the "Retained Subordinated Debt") of the obligations due and owing from He-Ro to the Estate,

(the "Subordinated Debt"), in the approximate amount of Five Million ($5,000,000) Dollars, including interest and excluding the Retained Subordinated Debt, for a purchase price of One Million ($1,000,000) Dollars, payable in immediately available funds at the Closing (as defined below); and

          WHEREAS, the Purchasers desire to purchase shares of the Company's Common Stock ($.01 Par Value) and the Company desires to issue such shares (the "Shares") to the Purchasers upon the terms and conditions set forth herein; and

          WHEREAS, O.C.I. and the Company desire to enter into a License Management Agreement with respect to certain licenses of O.C.I.; and

          WHEREAS, the parties hereto desire to effectuate the other agreements and understandings set forth herein;

          NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

                                   Article I
                      Authorization and Sale of the Shares

          1.1 Authorization of the Shares. The Company has authorized the sale and issuance of 26,869,332 shares (the "Shares") of its Common Stock, par value $.01 per share to the Purchasers at the Closing, upon the terms and conditions hereinafter set forth.

          1.2 Sales of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each of the Purchasers or their respective designees the number of Shares set forth below:

                  Purchaser                 Number of Shares

         Stonehill or its Designee(s)          6,869,332

         Cassini or his Designee(s)           20,000,000

          1.3 Consideration

          (a) In consideration for the acquisition of the Shares to be purchased by Stonehill or its designees, Stonehill shall pay to the Company Four Million Dollars ($4,000,000} by wire transfer at Closing to such bank account as the Company shall designate in writing.

          (b) In consideration for the acquisition by of the Shares to be purchased by Cassini or his designees:

               (i) O.C.I. shall execute the License Management Agreement as defined below; and

               (ii) Cassini shall pay to the Company Three Million Dollars ($3,000,000), payable as follows:

                  (x) One Million Dollars ($1,000,000) by wire transfer at Closing to such bank account as the Company shall designate in writing;

                  (y) One Million Dollars ($1,000,000) inclusive of all interest, evidenced by a non-interest bearing promissory note due and payable on the first anniversary date following the Closing in the form attached hereto as Exhibit "A" (the "First Note"); and

                  (z) One Million Dollars ($1,000,000) inclusive of interest, evidenced by a non-interest bearing promissory note due and payable on the second anniversary date following the Closing in the form attached hereto as Exhibit "B" (the "Second Note").

          (c) The First Note will be secured by a pledge of 6,666,666 of the Shares purchased by Cassini, pursuant to a Pledge Agreement attached hereto as Exhibit "C" (the "Pledge Agreement"), which Shares will be released upon the payment in full of the First Note. The Second Note will be secured by a pledge of 6,666,666 of the Shares purchased by Cassini, pursuant to the Pledge Agreement, which Shares will be released upon payment in full of the Second Note. Unless and until an event of default shall occur and be continuing, Cassini shall control all voting rights of the Shares purchased under the Pledge Agreement, subject to the terms of the Voting Trust Agreement by and among The He-Ro Group, Ltd., Cassini and Ronald LaBow.

                                   Article II
                          Purchase of Subordinated Debt

          2.1 Sale of Subordinated Debt. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein Stonehill will purchase the Subordinated Debt, excluding the Retained Subordinated Debt, from the Estate. At the Closing, the Company shall deliver to DR, as Executrix of the Estate, a non-interest bearing subordinated note, payable in five (5) equal consecutive annual installments, each in the amount of Two Hundred Thousand ($200,000) Dollars (the "Retained Subordinated Debt Note"). DR, as Executrix of the Estate, shall execute such agreements as the lenders to the Company shall require to subordinate such Retained Subordinated Debt Note to all other obligations of the Company.

          2.2 Consideration. In consideration for the acquisition all of the Subordinated Debt, except for the Retained Subordinated Debt, Stonehill shall pay to the Estate, One Million Dollars ($1,000,000) by wire transfer at Closing to such bank account as DR, as Executrix of the Estate shall designate in writing.

                                  Article III

          3.1 Closing Date. The closing of the purchase and sale of the Shares and the Subordinated Debt hereunder (the "Closing") shall be held on May 31, 1997 (the "Closing Date") at the offices of Lowenthal, Landau, Fischer & Bring, P.C., or at such other time and place as shall be mutually agreed upon by the Company and the Purchasers.

          3.2 Delivery.

               (i) By the Company. At the Closing, the Company will deliver to each Purchaser certificates, in such denominations and registered in such names as designated by Stonehill and Cassini, respectively, representing the number of the Shares to be purchased by each Purchaser from the Company free and clear of all liens and encumbrances of any nature.

               (ii) By DR and the Estate. DR and the Estate shall assign the Subordinated Debt, except for the Retained Subordinated Debt, free and clear of all liens and encumbrances of any nature, duly endorsed for transfer, to Stonehill and shall execute and deliver the irrevocable proxy referred to in
Section  6.6  below.

               (iii) By Stonehill. Stonehill shall complete the wire transfers to the Company of Four Million Dollars ($4,000,000) and to DR of One Million Dollars ($1,000,000).

               (iv) By Cassini. Cassini shall complete the wire transfer to the Company of One Million Dollars ($1,000,000) and shall deliver the First Note and the Second Note to the Company.

               (v) By the Company and O.C.I.. The Company and O.C.I. shall execute the License Management Agreement in the form annexed hereto as Exhibit "D".

                                   Article IV
                Warranties and Representations of the Purchasers

          4.1 Warranties and Representations of Stonehill. Stonehill warrants and represents to each of the Sellers, Cassini and O.C.I. as of the date hereof and as of the Closing Date as follows:

               (a) Corporate Organization, etc. Stonehill is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York. Stonehill has the power and authority to execute and deliver this Agreement and the agreements and instruments contemplated herein and to perform all of the obligations hereunder and thereunder.

               (b) Authorization. The execution, delivery and performance by Stonehill of this Agreement and the performance by Stonehill of the transactions contemplated hereby have been duly authorized by all requisite corporate action of Stonehill and do not and will not contravene any provisions of law or any order of any court or other agency of government applicable to Stonehill or its Articles of Incorporation or By-Laws and will not, at the Closing, contravene any agreement or other instrument by which it is bound or violate any judgment, order, injunction, decree, statute, rule or regulation applicable to Stonehill. Except as set forth on Schedule 4.1(b) annexed hereto, no consents, waivers, approvals, authorizations or orders of, or registrations or qualifications with, any person, bank, corporation, association, governmental body or court having authority or power to regulate, supervise or direct the business and affairs of Stonehill are necessary for the consummation by Stonehill of the transactions contemplated by this Agreement. This Agreement and the agreements and instruments contemplated hereby have been duly and validly executed and delivered by Stonehill and constitute the legal, valid and binding obligations of Stonehill, enforceable against it in accordance with their respective terms except as enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the availability of equitable remedies (collectively, the "Bankruptcy Laws"); .

               (c) Investment Intent. Stonehill is acquiring the Shares for its own account, for investment purposes; and not with a view to the resale, assignment or distribution thereof within the meaning of the Securities Act.

          4.2 Warranties and Representations of O.C.I.. O.C.I. warrants and represents to the Sellers and Stonehill as of the date hereof and as of the Closing Date as follows:

               (a) Corporate Organization, etc. O.C.I. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. O.C.I. has the power and authority to execute and deliver this Agreement and the agreements and instruments contemplated herein and to perform all of the obligations hereunder and thereunder.

               (b) Authorization. The execution, delivery and performance by O.C.I. of this Agreement and the performance by the O.C.I. of the transactions contemplated hereby have been duly authorized by all requisite corporate action of O.C.I. and do not and will not contravene any provisions of law or any order of any court or other agency of government applicable to O.C.I. or its Articles of Incorporation or By-Laws and will not, at the Closing, contravene any agreement or other instrument by which it is bound or violate any judgment, order, injunction, decree, statute, rule or regulation applicable to O.C.I.. Except as set forth on Schedule 4.2(b) annexed hereto, no consents, waivers, approvals, authorizations or orders of, or registrations or qualifications with, any person, bank, corporation, association, governmental body or court having authority or power to regulate, supervise or direct the business and affairs of O.C.I. are necessary for the consummation by O.C.I. of the transactions contemplated by this Agreement. This Agreement and the agreements and instruments contemplated hereby have been duly and validly executed and delivered by O.C.I. and constitute the legal, valid and binding obligations of O.C.I., enforceable against it in accordance with their respective terms, except as enforceability may be limited by the effect of the Bankruptcy Laws.

               (c) Investment Intent. O.C.I. is acquiring the Shares for its own account, for investment purposes; and not with a view to the resale, assignment or distribution thereof within the meaning of the Securities Act.

               (d) Litigation. There is neither pending nor, to O.C.I.'s knowledge and belief, threatened, any action, suit, proceeding or claim, or any threat thereof, to which O.C.I. is or may be named as a party relating to the six licenses which are the subject of the License Management Agreement (the "Licenses"), or otherwise, and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the Licenses and O.C.I. has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, and injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the Licenses.

               (e) Trademarks. O.C.I. possesses all trademarks, trademark rights, trade names, trade name rights, necessary to conduct its business as now being conducted relating to the Licenses without conflict with or infringement upon any valid rights of others, and O.C.I. has not received any notice of infringement upon or conflict with the asserted rights of others. Annexed hereto as Exhibit "E" is a schedule of current trademark registrations owned by O.C.I. and photocopies of United States trademark registrations with respect thereto. There are no outstanding options, licenses or agreements of any kind relating to the Licenses. The execution of the License Management Agreement will not effect any of the rights and benefits accruing to O.C.I. and the Company under the Trademarks (as defined in the Licenses).

               (f) Managed Licenses. The Licenses have been duly and validly executed by the respective parties thereto and constitute legal, valid and binding obligations of the respective licensees enforceable against them in accordance with their respective terms except as enforceability may be limited by the effect of the Bankruptcy Laws. O.C.I. , and to the knowledge of O.C.I., each such licensee has complied with all the material provisions of the respective Licenses and there does not exist any event of default under any such Licenses or any event which, after notice or lapse of time or both, would constitute an event of default by O.C.I. under any such License. There is no action, suit, proceeding or investigation pending or threatened against O.C.I. before any court or before any governmental or administrative agency for the renegotiation of or any other adjustment of any of the Licenses. Annexed hereto and made a part hereof as Exhibit "E-1" is a schedule of royalty payments received by O.C.I. from the Licenses during the 1996 calendar year.

          4.3 Warranties and Representations of Cassini. Cassini warrants and represents to the Company as of the date hereof and as of the Closing Date as follows:

               (a) Power and Authority. He has the power, and authority, and capacity to execute and deliver this Agreement and the documents and instruments contemplated herein and to perform the obligations hereunder and thereunder.

               (b) Compliance. The execution, delivery and performance by Cassini of this Agreement does not and will not contravene any provisions of law or any order of any court or other agency of government, and will not, at the Closing, contravene any agreement or other instrument by which he is bound or violate any judgment, order, injunction, decree, statute, rule or regulation applicable to him.

               This Agreement and the agreements and instruments contemplated hereby have been duly and validly executed by Cassini and constitute legal, valid and binding obligations of Cassini enforceable against him in accordance with their respective terms.

               (c) Investment Intent. Cassini is acquiring the Shares for his own account, for investment purposes; and not with a view to the resale, assignment or distribution thereof within the meaning of the Securities Act.

                                    Article V
                  Warranties and Representations of the Company

          The Company hereby represents and warrants to each Purchaser as of the date hereof and as of the Closing Date and DR and the Estate, jointly and severally warrant and represent with respect to Sections 5.3, 5.4 and 5.5 below as follows:

          5.1 Organization and Standing: Articles and By-laws. The Company is a corporation duly organized and validly existing under the laws of its state of organization and is in good standing under such laws. The Company has the requisite corporate power to own its properties and to conduct its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where qualification is required by the nature of its business or the character and location of its properties and customers and does not own or lease property or engage in any activity in any other jurisdiction which might require its qualification to do business as a foreign corporation except where the failure to so qualify would not have a material adverse effect to the Company's financial conditions and results of operations. The Company has furnished each Purchaser with true, correct and complete copies of its Certificate of Incorporation, By-laws and all amendments to each to date. Prior to the Closing, the Company shall have properly filed with the Secretary of State of Delaware the Amended Articles in the Form acceptable to the Purchasers containing amendments as described in Exhibit "F" Annexed hereto.

          5.2 Corporate Power. The Company has all requisite corporate power to enter into this Agreement and will have at the Closing Date all requisite corporate power to sell the Shares in accordance with the terms of the Agreement and to carry out and perform its obligations under the terms of this Agreement.

          5.3 Power and Authority. Each of DR and the Estate has the power, authority, and capacity to execute and deliver this Agreement and the documents and instruments contemplated herein and to perform the obligations hereunder and thereunder.

          5.4 Compliance. The execution, delivery and performance by DR and the Estate of this Agreement does not and will not contravene any provisions of law or any order of any court or other agency of government, and will not, at the Closing, contravene any agreement or other instrument by which DR or the Estate is bound or violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either of them. This Agreement and the agreements and instruments contemplated hereby have been duly and validly executed by DR and the Estate and constitute legal, valid and binding obligations of DR and the Estate enforceable against them in accordance with their respective terms except as enforceability may be limited by the effect of the Bankruptcy Laws.

          5.5 Subordinated Debt. The Estate is the owner of all right, title and interest in and to the Subordinated Debt, and, except for the Retained Subordinated Debt and except as set forth of the Schedule of Exceptions, immediately after the Closing, such ownership interest in the Subordinated Debt will pass to Stonehill free and clear of all security interests, liens, encumbrances, charges and rights of others.

          5.6 Subsidiaries. Other than as specified in the Schedule of Exceptions, the Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association, partnership, limited liability company, joint venture or other business entity.

          5.7 Capitalization. As of the date hereof, the Company's authorized capital stock consists of (a) 25,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of which 6,717,333 shares are issued and outstanding and (b) 1,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. All the aforesaid issued and outstanding shares are fully paid and nonassessable, are owned of record and beneficially by the stockholders and in the amounts set forth in the Schedule of Exceptions, and have been offered, issued, sold and delivered by the Company in compliance with applicable Federal and state securities laws. As of the date hereof there are no outstanding pre-emptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock, except as set forth on the Schedule of Exceptions. To the best of the Company's knowledge and belief, no stockholder has granted options or other rights to purchase any shares of Common Stock from any stockholder or the Company other than as set forth in the Schedule of Exceptions hereto. Except as set forth on the Schedule of Exceptions the Company and its affiliates hold no shares of its capital stock in its treasury. The Company will not issue any shares of its capital stock prior to the Closing except as a result of exercise of existing options.

          5.8 Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein, and for the authorization, issuance and delivery of the Shares have been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the effect of the Bankruptcy Laws. The execution, delivery and performance by the Company of this Agreement and compliance therewith and the issuance and sale of the Shares, the execution issuance and delivery of the Shares will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of state or Federal law to which the Company is subject, the Company's Certificate of Incorporation, as amended, or By-laws, as amended , or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restrictions to which the Company is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company's operations or any of its assets or properties. No stockholder has any pre-emptive rights or rights of first refusal by reason of the issuance of the Shares or otherwise. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances and shall constitute 80% of the Company's issued and outstanding Common Stock.

          5.9 Financial Information. The financial statements of the Company as of May 31, 1996 and November 30, 1996 and any related notes, attached as Exhibit

"G" hereto (the "Financial Statements"), including the balance sheet as of May 31, 1996 and November 30, 1996 (the "Balance Sheet"), present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and reflect all material liabilities, absolute or contingent and other obligations, of the Company required to be recorded thereon in accordance with generally accepted accounting principles as at the respective dates thereof.

          5.10 Minute Books. The minute books of the Company contain a complete summary of all meetings of the Directors and stockholders of the Company since the date of incorporation and reflect all transactions referred to in such minutes accurately in all material respects. All actions taken by the Company requiring action by the Board of Directors or stockholders of the Company have been duly authorized or ratified as necessary and are evidenced in the minute books of the Company.

          5.11 Outstanding Debt. Except as set forth on the Schedule of Exceptions and except as reflected on the Balance Sheet, the Company has no outstanding indebtedness for borrowed money and is not a guarantor or otherwise contingently liable for any such indebtedness (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds or otherwise invest in any debtor or otherwise to insure any creditor against loss). There exists no default under the provisions of any instrument evidencing any indebtedness or otherwise or of any agreement relating thereto.

          5.12 Absence of Undisclosed Liabilities. The Company has no material liabilities (fixed or contingent, including without limitation any tax liabilities due or to become due) which are not fully reflected or provided for on the Balance Sheet. The Company does not know of any material liability of any nature, direct or indirect, contingent or otherwise, not adequately reflected, disclosed in the footnotes of the Financial Statements or reserved against in the Balance Sheet.

          5.13 Absence of Certain Changes. Since November 30, 1996 and at all times up to and including the Closing, except as set forth in the Schedule of Exceptions, there has not been any event or condition of any character which has materially adversely affected the Company's business or prospects, including but not limited to:

               (a) any Material Adverse Change in the financial condition as defined in Section 7.1(j);

               (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) adversely affecting in any material respects the assets, properties, financial condition, operating results, prospects, business or plans of the Company;

               (c) any waiver by the Company of a valuable right or of a material debt owed to it;

               (d) any material change or amendments to any material contract or arrangement by which the Company or any of its assets or properties is bound or subject including, without limitation, any loan documents, debt instruments, employment agreements, licensing agreements and other arrangements with officers or affiliates of the Company;

               (e) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company; or

               (f) any labor trouble, or any event or condition of any character, materially adversely affecting the business or plans of the Company.

               (g)  other  than  payments  made in the  ordinary  course  of the
Company's business, any new liability or obligation (absolute, accrued, contingent or otherwise incurred), not to exceed $25,000 in the aggregate, any debt securities issued or any endorsements, accommodations or guarantees for the obligations of another individual or entity made, or any change in the assumptions underlying or method of calculating any kind of debt, contingency or reserve.

               (h) any change in banking arrangements of the Company.

               (i) other than capital expenditures in connection with the Las Vegas Store (which shall not exceed $10,000 after November 30, 1996), any capital expenditures in excess of $25,000 in the aggregate.

          5.14 Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the State of Delaware and (except to the extent that the failure to file would not have a material adverse effect on the financial condition or results of operations of the Company) with all other jurisdictions where such filing is required by law; and the Company has paid, or made adequate provision in the Balance Sheet for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor. Except as set forth on the Schedule of Exceptions, the Company's federal income tax returns have not, to the best of the Company's knowledge and belief, been audited by the Internal Revenue Service.

          5.15 Contracts; Insurance. Except as set forth in the Schedule of Exceptions, the Company has no currently existing contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral) of any material nature, including without limitation the following:

               (a) Employment, bonus or consulting agreements, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among stockholders and the Company;

               (b) Loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's property or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person;

               (c) Agreements with dealers, sales representatives, brokers or other distributors, jobbers, advertisers or sales agencies;

               (d) Agreements with any labor union or collective bargaining organization or other labor agreements;

               (e) Any contract or series of contracts with the same person for manufacturing of products, furnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors;

               (f) Any indenture, agreement or other document relating to the sale or repurchase of shares;

               (g)  Any  joint  venture,   partnership   or  similar   contract,
arrangement or agreement of any nature involving a sharing of profits or expenses to which the Company is a party;

               (h) Agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person;

               (i) Agreements providing for disposition of the business, assets or shares of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing;

               (j) Letter of intent or agreement with respect to the acquisition of the business, assets or shares of any other business; and

               (k) Insurance policies.

         Except as disclosed in the reports filed by the Company with the Securities and Exchange Commission, the Company has complied with all the material provisions of all said contracts, obligations, agreements, plans, arrangements and commitments and, after giving effect to all waivers from senior lenders on or before the date hereof, there does not exist any event of default under any such agreement or any event which, after notice or lapse of time or both, would constitute an event of default under such agreement. There is no action, suit, proceeding or investigation pending or threatened against the Company before any court or before any governmental or administrative agency for the renegotiation of or any other adjustment of any such agreement.

          The Company maintains insurance which is adequate to protect the Company and its financial condition against the risks involved in the business conducted by the Company.

          5.16 Stockholders, Directors and Officers; Indebtedness. Set forth on the Schedule of Exceptions is a correct and complete list or description of all indebtedness of the Company and its subsidiaries to its officers, directors or stockholders or any of their respective affiliates as such term is defined under the Securities Exchange Act of 1934 and of all indebtedness of such persons to the Company and its subsidiaries. To the best of the Company's knowledge and belief, none of the officers or directors or significant employees or consultants of the Company, or their respective affiliates, owns directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company or any of its subsidiaries.

          5.17 Litigation and Bankruptcy Proceedings.

               (a) Except as set forth on the Schedule of Exceptions, there is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor or threat thereof, whether or not purportedly on behalf of the Company, to which the Company is or may be named as a party or its property is or may be subject, or to the Company's knowledge, after due inquiry, to which any officer, key employee or principal stockholder of the Company or its subsidiaries is subject, and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, prospects, or operations of the Company; and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, and injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company.

               (b) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction.

          5.18 Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority, is required in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares by the Company, or the consummation of any other transaction contemplated on the part of the Company hereby, except the filing of the Amended Articles with the Secretary of State of the State of Delaware and the recording thereof, and except such filings as have been (or shall have been) made prior to the Closing.

          5.19 Title to Properties; Liens and Encumbrances. The Company has good and marketable title in fee simple to all the real property and a valid and indefeasible ownership interest in all the other property and assets recorded on the Balance Sheet, free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges, except (i) as shown on the Balance Sheet; (ii) as listed on the Schedule of Exceptions hereto and (iii) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, as set forth on the Schedule of Exceptions.

          5.20 Leases. Set forth on the Schedule of Exceptions is a correct and complete list (including the amount of rents called for a description of the leased property) of all material leases as amended (the "Leases") under which the Company is in possession. All of the Leases are valid and subsisting. No written notice of any default is currently pending or, except as set forth on the Schedule of Exceptions, has been given by any of the landlords since January 1, 1996 under the Leases and no event but for the passage of time would constitute an event of default has occurred. All rental and other payments under the Lease have been paid to date and the Company is not in default under any of the Leases.

          5.21 Business of the Company. There is no pending or, to the Company's knowledge and belief, threatened claim or litigation against or affecting the Company contesting its right to produce, manufacture, sell or use any product, process, method, substance, part to other material presently produced, manufactured, sold or used or planned to be produced, manufactured, sold or used by the Company in connection with the operations of the Company; and, except as set forth on the Schedule of Exceptions, the Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company; nor, to the knowledge of the Company, is there any other factor (other than fire, flood, accident, act of war or civil commotion, or any other cause or event beyond the control of the Company) which may materially adversely affect the condition, financial or otherwise, prospects or operations of the Company.

          5.22 Permits, Licenses, Trademarks, Patents and Other Rights.

               (a) The Company has all other franchises, permits, licenses and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the prospects, operations or condition, financial or otherwise, of the Company, and the Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority. The Company possesses all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes necessary to conduct its business as now being conducted without conflict with or infringement upon any valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and has not received any notice of infringement upon or conflict with the asserted rights of others.

               (b) Except as set forth on the Schedule of Exceptions, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes of any other person or entity, and no stockholder, director, officer or employee of the Company has any interest in any such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes.

          5.23 Inventory and Supplies. The finished goods inventory included as assets on the Balance Sheet were acquired in the ordinary course of the business of the Company, and consist of items that are good and merchantable and of a quality and quantity usable and saleable (in the case of inventory) in the ordinary course of business subject to normal reserves (including reserves for obsolescence) and provisions for "seconds." All of the Company's inventory and supplies included as assets on the Balance Sheet are valued at the lower of cost or market (using the standard cost method), in accordance with GAAP consistently applied. The Company does not have nor will it have at and as of the Closing Date, any actual, or, to the best knowledge of Sellers, potential liabilities or obligations with respect to the return of significant inventory in the possession of customers (except for warranty returns).

          5.24 Compensation. The Sellers have delivered to the Purchasers a true and complete list of the name, title or job description and total annual compensation of all current employees of the Company and a schedule setting forth the policies of the Company concerning vacations, bonuses, leaves of absence, holidays, severance pay and similar benefits. Other than fees relating to legal and accounting services, and fees of Andersen Corporate Finance including all fees paid or payable in connection with this Agreement, the fairness opinion, the proposed transaction with Sun and any other matters relating to the proposed financing paid between December 10, 1996 and the Closing Date which shall collectively aggregate not more than $250,000, the Company will not be obligated to pay any consultant or professional compensation or fees at rates or in amounts in excess of $25,000 per annum, except for reasonable professional compensation, not related to fees payable in connection with this Agreement, and not in excess of amounts paid in the ordinary course of business.

          5.25 ERISA. The Company (a) is not required to contribute to, or during the six year period ending on the Closing Date has not been required to contribute to, any multi employer plan (within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (b) is not subject to any withdrawal or partial withdrawal liability within the contemplation of ERISA Section 4201 and will not become subject thereto as a result of the transactions contemplated by this Agreement, (c) has not entered into any transaction which has or could reasonably be expected to subject the Company to any such withdrawal or partial withdrawal liability and (d) is not subject to any under-funding liability with respect to any multiemployer plan to which the Company is or has been required to contribute with respect to the business of the Company and at the Closing shall not be subject to withdrawal liability from any multiemployer plan with respect to the business of the Company assuming it had withdrawn from such plan on the Closing Date.

          5.26 Employee Plans.

               (i) The Company has complied with and currently is in compliance in all material respects with the applicable provisions of ERISA and the Code with respect to each "employee benefit plan" (as defined under Section 3(3) of ERISA) maintained by the Seller for the benefit of the employees of the Company.

               (ii) To the best knowledge of the Company, each employee pension benefit plan (as defined under Section 3(2)(A) of ERISA) maintained by the Company for the benefit of its employees is intended to qualify under Section 401(a) of the Code. Each such benefit plan is a standardized plan and the sponsor of the prototype plan which was adopted by the Company to establish each such benefit plan has received a favorable opinion on the acceptability of the form of the plan from the Internal Revenue Service ("IRS") to that effect. To the best knowledge of the Company, each such benefit plan has been administered in accordance with its terms.

          5.27 Relationships with Suppliers. No current material supplier to the Company (and no person or entity which has within the past six months been a material supplier of the Company) has notified the Company of an intention to terminate or substantially alter its existing business relationship with the Company.

          5.28 Independent Representatives. Set forth on the Schedule of Exceptions is a list of the independent sales representatives of the Company and a summary of the terms of the commission, expense and other arrangements of all oral arrangements or agreements between the Company and its representatives. None of the representatives has claimed, and the Company reasonably believes that no representative could successfully claim, that he or she has a written or oral agreement with the Company, obligating the Company to continue to engage such representative with respect to sales of Company products beyond the term of his or her agreement. To the best knowledge of the Company, there are no facts or circumstances which may give rise to any material dispute between any such representative and the Company. Seller has no reason to believe that any representative would not continue his or her relationship with the Company after the Closing for the balance of the term of his or her agreement.

          5.29 Consultants; Designers. Set forth on the Schedule of Exceptions is a list of all of the outside consultants and designers of the Company and a summary of the material terms of any oral arrangements or agreements between the Company and those consultants and designers.

          5.30 Prohibited Payments. Neither the Company nor any of its employees or agents has offered, paid or agreed to pay to any person or entity, including any government official, or solicited, received or agreed to receive from any such person or entity, directly or indirectly, any money or anything of value for the purpose or with the intent of obtaining or maintaining business for the Company or otherwise affecting the business, operations, prospects, properties, or condition (financial or otherwise) of the Company, and which is or was in violation of any ordinance, regulation or law, or, if not in violation of any such ordinance, regulation or law, is not properly and correctly recorded or disclosed on the books and records of the Company. The Company has not engaged in any transaction, maintained any bank account or used any other funds except for transactions, bank accounts and funds which have been and are properly and correctly reflected in the normally maintained books of the Company.

          5.31 Issuance Taxes. All taxes imposed by law in connection with the issuance, sale and delivery of the Shares shall have been fully paid, or at the Closing, will be fully paid by the Company, and all laws imposing such taxes shall have been fully complied with, prior to the Closing Date.

          5.32 Offering. Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Shares contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the

"Securities Act", which term shall include any successor federal statute), and from the registration or qualification requirements of the laws of any applicable state or other jurisdiction, and neither the Company nor anyone acting on its behalf will take any action prior to the Closing that would cause the loss of such exemption.

          5.33 Compliance with Other Instruments. The Company is not in violation of any terms of its Articles of Incorporation, as amended, or By-laws, as amended. Except as set forth on the Schedule of Exceptions and for bank waivers listed in the Company's 10-K for the fiscal year ended May 31, 1996, the Company is not in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company.

          5.34 Employees. To the best of the Company's knowledge and belief, no employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement of any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or to the use of trade secrets or proprietary information of others, and the employment of the Company's employees does not subject the Company or any Purchaser to any liability. There are neither pending nor, to the Company's knowledge and belief, threatened any actions, suits, proceedings or claims, or to their knowledge any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence. The Company does not have any collective bargaining agreement covering any of its employees.

          To the best knowledge of the Sellers, after due inquiry, no officer or other person designated by the Purchasers as a "key employee" of the Company other than Della Rounick has any present intention of terminating his or her employment with the Company.

          5.35 Registration Rights. Except as provided for in this Agreement and in the Schedule of Exceptions, the Company is not under any obligation to register (as defined in Section 8.2 below) any of its currently outstanding securities and no individuals or entities hold any registration rights relating to the Company's securities.

          5.36 Disclosure. This Agreement, the Schedule of Exceptions, the Financial Statements and the documents filed with the Securities and Exchange Commission, as well as any other document, certificate, schedule or statement furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances which materially adversely affects or in the future may materially adversely affect the condition, financial or otherwise, assets, business, operations or prospects of the Company which has not been disclosed in writing to the Purchaser.

          5.37 Environmental Matters. No material permits, licenses or other authorizations have been, or are required to be obtained or maintained, and no governmental authority with jurisdiction over the Company has asserted or is likely to assert that any permits, licenses or other authorizations have been, or are required to be obtained or maintained by the Company, with respect to the operation of its business under United States federal, state, local and other laws in effect on the date hereof relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or wastes in the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or wastes (collectively, the "Environmental Laws"). The Company is in substantial compliance with all material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. No events, conditions, activities, practices, incidents, actions or plans of action taken or to be taken prior to the Closing Date by the

Company or, to the Company's knowledge, any predecessor in interest are reasonably likely to interfere with or prevent substantial compliance or continued compliance with, to the extent any are applicable, the Environmental Laws or with any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                                   Article VI
                                   Covenants

          6.1 Conduct of Business. The Company covenants that from and after the execution of this Agreement through the Closing, the Company will conduct its business in the ordinary course and in the same manner as it has heretofore done and will not (except to the extent otherwise permitted by this Agreement or consented to by Stonehill and Cassini in writing):

               (i) fail in any material respect to comply with any laws, ordinances, regulations or other governmental restrictions applicable to it or fail to attain or maintain all material licenses and permits required to operate its business as it is presently being operated.

               (ii) declare or pay any dividend or distribution on any class of the capital stock of the Company or redeem, issue or otherwise acquire any capital stock of the Company (except as provided herein);

               (iii) merge or consolidate with, purchase all or a part of the assets of, or otherwise acquire any business or any proprietorship, firm, association, corporation or other business organization or division thereof, other than intercompany transfers;

               (iv) other than in the ordinary and usual course of business and consistent with past practice or otherwise as specifically contemplated in this Agreement, incur any material liability or obligation (absolute, accrued, contingent or otherwise) or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or change any assumption underlying, or methods of calculating, any bad debt, contingency or other reserve;

               (v) acquire (including by lease) any material assets or properties or dispose of, mortgage or encumber any material assets or properties other than in the ordinary course of business and in accordance with past practice;

               (vi)  make  any  change   (except  for   changes  in   authorized
signatories arising out of personnel changes) in banking or safety deposit box arrangements of the Company;

               (vii) grant any powers of attorney (other than powers of attorney granted in the ordinary course of business with respect to securities, tax or customs matters or powers granted by the parties hereto for the purpose of executing the documents contemplated by this Agreement);

               (viii) except for capital expenditures of not more than $10,000 (including all expenditures since November 30, 1996) in connection with the Las Vegas store, make any capital expenditure or commitment in excess of $25,000, except as otherwise permitted by this Agreement;

               (x) engage in or enter into any material transaction of any nature not expressly provided for herein, except transactions in the ordinary course of business;

               (xi) make any change in any methods of accounting or accounting practice other than those required by changes in GAAP; or

               (xii) agree or commit, whether in writing or otherwise, to do any of the foregoing.

          6.2 Access. From the date hereof until the Closing, the Seller will on reasonable notice (a) give the Purchasers and their authorized representatives, access, during normal business hours, to the books, records, properties and personnel of the Company and (b) permit the Purchasers to make such inspections with respect to the Company as they may reasonably require. No investigation conducted by the Purchasers or their representatives or agents or disclosure of any such information to Seller shall in any way diminish, modify or alter the representations, warranties or covenants of Sellers or the liability of the Sellers for any misrepresentation or breach of any representation, warranty or covenant hereunder or the conditions to Closing contained in Article VII.

          6.3 Preservation of Organization. Except (i) for changes to the conduct of its business requested or approved in writing by an officer of Stonehill and O.C.I. or (ii) as otherwise permitted by this Agreement, from the date hereof through the Closing, the Company shall (a) maintain its existence in good standing and its properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted; (b) perform all its material obligations under agreements related to or affecting its assets, properties and rights; and (c) pay any and all premiums necessary to keep in full force and effect present insurance policies or other comparable insurance coverage.

          6.4 Non-Solicitation and Cooperation. The Company will not, and will not authorize its directors, shareholders, officers, agents or other representatives of the Company to encourage, solicit, initiate (or otherwise engage in discussions or negotiations with), or provide any non-public information to, any corporation, partnership, person or other entity or groups (other than O.C.I. and is affiliates, representatives and assignees) concerning any acquisition proposal, tender offer (including a self tender offer), exchange offer, merger, consolidation, sale of substantial assets or of a substantial amount of assets, sale of securities, acquisition of beneficial ownership of or the right to vote shares of capital stock or the Subordinated Debt of the Company (referred to herein as "Acquisition Proposals"). Notwithstanding the foregoing, the Company's Board if Directors may, but only to the extent required in the exercise of its fiduciary duties under applicable law as advised by counsel, engage in or participate in negotiations in connection therewith and have discussions relating to Acquisition Proposals; provided, however, that the Company shall notify the Purchasers within 24 hours orally and within 48 hours in writing after any such Acquisition Proposal, including the terms thereof and the identity of the persons making the Acquisition Proposal.

          6.5 Subsequent Financial Statements. Sellers will deliver to Stonehill and O.C.I. within 15 days after the end of each month, a flash sales report and gross profit report and within 45 days after the end of each month, monthly financial information of the Company for periods subsequent to the date of the Balance Sheet. The delivery of such financial statements to Stonehill and O.C.I. shall not constitute approval by them of the financial information contained therein or approval of any transaction reflected therein or result in any waiver of any rights under this Agreement or exceptions to any representations and warranties of Sellers.

          6.6 Best Efforts. Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use its best efforts promptly to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and will use its best efforts to obtain all waivers, permits, consents and approvals, releases and to effect all registrations, filings, assignments and notices with or to third parties or governmental or public bodies or authorities which are in the opinion of any party hereto necessary or desirable in connection with the transactions contemplated by this Agreement. The Company will as soon as reasonably possible call a special meeting of stockholders and file a proxy statement recommending that shareholders approve of the transactions contemplated hereby (or apply to the NYSE for an exemption therefrom and file an information statement), including without limitation, the filing of an amendment to the Company's
Certificate of Incorporation, the issuance of additional shares, and the election of directors as directed by the Purchasers. The Company will also make all required regulatory filings and obtain all necessary consents to consummate the transactions contemplated hereby. Prior to filing a proxy statement and any filings with respect to this transaction, the Company shall consult with Purchasers with respect thereto and shall afford Purchasers an opportunity to comment thereon and make reasonable changes thereto. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers, directors or other representatives of the responsible party will use their best efforts to take such action.

          6.7 Notification of Certain Matters. The Purchasers, on the one hand, and the Company, on the other hand, will each give prompt notices to the other of (i) the occurrence, or failure to occur, of any event the occurrence or failure of which would, or would be likely to, cause any of their respective representations or warranties contained in this Agreement to be untrue and incorrect at any time from the date hereof to the Closing Date, and (ii) any failure on their respective parts or on the part of any of their officers, directors, partners, employees, representatives or agents, if any, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by each of them under this Agreement; provided, however, that no such notification will alter or otherwise affect such representations, warranties, covenants, conditions or agreements.

          6.8 Covenant Not to Compete. DR agrees that, for a period of two years following the Closing Date, she shall not, and she shall cause her affiliates not to, without prior written consent of the Purchasers, either directly or indirectly, engage in the manufacture and sale of evening wear, including beaded evening wear within the United States of America, Canada and their respective territories and possessions.

          6.9 Projections; Expenditures. The Company shall, in consultation with the Purchasers, implement the cost cutting plan dated February 13, 1997 proposed by the Company in writing to reduce expenditures, and if requested by the Purchasers shall consult with the Purchasers on all aspects of the Company's business until the Closing Date.

                                   Article VII
                     Conditions Precedent to the Transaction

          7.1 Conditions Precedent to the Purchaser's Obligation to Close. Notwithstanding any other provision herein, the obligations of the Purchasers to consummate the transactions contemplated hereunder are, at the option of the Purchasers, subject to the satisfaction of each of the conditions set forth below:

               (a) Agreements and Conditions. On or before the Closing Date, the Sellers shall have complied with and duly performed all agreements and conditions to be complied with or performed by them on or before the Closing Date pursuant to or in connection with this Agreement.

               (b) Representations and Warranties. The representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Closing Date except for those representations and warranties which speak as of a specified date.

               (c) Opinion of Counsel. The Purchasers shall have received an opinion of Lowenthal, Landau, Fischer & Bring, P.C., counsel for the Sellers, dated as of the Closing Date, in form and substance satisfactory to the Purchasers to the effect that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as now conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities in relation to its business or where the character of its properties in relation to its business makes such qualifications or licensing necessary and in which the failure to so qualify would have a material adverse effect on the Company; (ii) the Sellers have the power and authority to execute and deliver this Agreement and the agreements and instruments contemplated herein and to perform their obligations hereunder and thereunder; (iii) the execution, delivery and performance by the Company of this Agreement and the performance by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action and do not contravene any provisions of law or any order of any court or other agency of government or its Certificate of Incorporation, By-Laws or, except as otherwise permitted by this Agreement, any agreement or other instrument known to such counsel by which the Company is bound or by which it is affected; (iv) except as otherwise permitted by this Agreement, to such counsel's knowledge, any and all consents, waivers, approvals, authorizations or orders of, or registrations or qualifications with, any person, bank, corporation, association, governmental body or court having authority or power to regulate, supervise or direct the business and affairs of the Company necessary for the consummation by the Company of the transactions contemplated by this Agreement have been obtained; (v) this Agreement and the agreements and instruments contemplated hereby have been duly and validly executed and delivered by the Sellers and constitute the legal, valid and binding obligations of the Sellers, enforceable against them in accordance with their respective terms, subject to the effect of the Bankruptcy Laws (vi) to such counsel's knowledge, except as set forth on Schedule 7.1(c) annexed hereto, there are no actions, suits, charges, proceedings, complaints, audits or investigations instituted or threatened against, or affecting, the Company or the ability of the Sellers to consummate the transactions contemplated hereby;
(vii) the authorized capital stock of the Company is as set forth in Section 5.7 annexed hereto and the outstanding shares of each of the Company have been duly authorized and are validly issued, fully paid and non-assessable and were issued in compliance with the registration or qualification requirements of all applicable laws and regulations; and (viii) to such counsel's knowledge, except as set forth in Section 5.7, there are no outstanding agreements, subscriptions, options, warrants, commitments or rights of any kind whatsoever, granting to any person or entity any interest in or the right to purchase, otherwise acquire or vote any equity securities of any of the Subsidiaries or any securities convertible or exchangeable for such equity securities. In rendering such opinions, such counsel may rely on certificates of officers of the Company and opinions of other counsel in other jurisdictions where such counsel is not qualified to render opinions.

               (d) No Legal Proceedings. No action, suit, charge, proceeding, conflict, audit or investigation (collectively, an "Action") shall have been instituted against any Seller to restrain or prohibit, or instituted or threatened against the Sellers to obtain substantial damages upon consummation of, the acquisition by the Purchasers, or the conveyance by the Seller, of the Shares or the Subordinated Debt.

               (e)  Consents  under  Agreements,  etc.  The  Sellers  shall have obtained the consent of each other party to all contracts, and other agreements to which the Sellers or any of them is a party, and all governmental consents and approvals which are required in order to consummate the transactions contemplated by this Agreement, including governmental, New York Stock Exchange, ("NYSE") and other regulatory approvals, if any, stockholder approval of Company with regard to this Agreement, listing of the Shares issuable pursuant to this
agreement  on  the  NYSE  and   amendment  of  the  Company's   certificate   of
incorporation to increase the authorized common stock. The Purchaser agrees to cooperate with the Company and expeditiously supply the Company and its representatives, accountants, employees and counsel with any and all documentation and financial information that may be required to enable the Company to solicit proxies for stockholder approval. D.R. agrees that all shares entitled to vote which are beneficially owned by her (as defined in Rule 13d-3 of the '34 Act) shall be voted in favor of this transaction contemplated hereby. Simultaneously with execution of this Agreement, DR and the Estate shall execute and deliver to the Purchasers an irrevocable proxy, coupled with an interest, in the form annexed hereto as Exhibit "H", authorizing the Purchasers to vote DR's and the Estate's shares in favor of this transaction.

               (f) Certificate. The Purchasers shall have received a certificate dated the Closing Date and executed by the Co-Chairman of the Board, the Chief Executive Officer or any Vice President of the Company, with respect to the Company's representations, and by DR, individually and as executrix of the Estate, with respect to her and the Estate's representations, certifying that the representations and warranties made by such parties in this Agreement are true and correct in all material respects at and as of the Closing Date (except for such representations and warranties which speak as of a specified date) and that it has fulfilled all conditions to closing provided for in this Agreement to be fulfilled by it.

               (g) Certificate of Secretary. The Purchasers shall have received a certificate of the Secretary of the Company setting forth a copy of the resolutions adopted by Board of Directors of the Company approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with a signature and incumbency certificate.

               (h) License Management Agreement. The Company shall enter into a three year License Management Agreement with O.C.I. in the form annexed hereto as Exhibit "D".

               (i) Resignations. The Sellers shall have taken all necessary actions, including having obtained any required resignations, as are necessary to achieve the composition of the Board of Directors, composed of seven

Directors, as follows or otherwise as agreed by the Purchasers (provided one of such directors shall be a designee of DR): the Chief Executive Officer of the Company, Ronald LaBow ("LaBow"), Cassini, a designee of DR (other than DR), a designee jointly approved by LaBow and Cassini, a designee of LaBow and a designee of Cassini.

               (j) No Material Adverse Change. There shall not have occurred a material adverse change in the financial condition, results of operations, business or prospects of the Company taken as a whole. The flash results of operations for the three months ended February 28, 1997 have been delivered to the Purchasers and the Purchasers acknowledge that any deviation therefrom of 10% relating to net income will not be deemed a material adverse change. The Purchasers acknowledge that any loss that cumulatively at the end of any month beginning March 1997 has not exceeded by more than 15% the losses projected in the "He-Ro Group Financial Projections May 31, 1997 and May 31, 1998" which have been delivered to Purchasers (the "Projections"), plus an additional loss of $117,000 per month attributable to cost cutting which has not yet been implemented ( and exclusive of any restructuring charges relating to the Havre Bernard Sublease, as defined in the Schedule of Exceptions) shall not be deemed a material adverse change. The termination of David Minka's ("Minka") employment with the Company shall also not be deemed a material adverse change provided such termination involves no payment to him of any severance or otherwise by the Company and he waives any and all claims he may have against the Company and the Purchasers.

               (k) Instruments of Transfer. Sellers shall have delivered to the Purchasers certificates representing the Shares and other consents and instruments of transfer to transfer the Subordinated Debt in form and substance reasonably satisfactory to the Purchasers to vest in the Purchasers, the Company's right, title and interest in the Shares and D.R.'s and the Estate's right, title and interest in and to the Subordinate Debt (except for the Retained Subordinated Debt), free and clear of all liens, charges, encumbrances, pledges or claims of any nature other than the subordination provisions.

               (l) Amendments to Charter Documents. The Purchasers shall have received evidence that the Company's Certificate of Incorporation has been amended to change the name of the Company to "Cassini Group International" and to authorize the issuance of additional shares of the Company's Common Stock, as contemplated hereby and as approved by stockholders pursuant to Section 6.6.

               (m) Listing; Minimum Stock Price. The Company's Common Stock shall continue to be listed on the NYSE. The Closing price of the Company's Common Stock on the NYSE shall be at least $.45.

               (n)  Arrangements  with  Lenders.  On the  Closing  Date,  Marine
Midland Bank, as agent for itself and Hong Kong and Shanghai Banking Corporation, Ltd., Chase Manhattan Bank, and ABN AMRO Bank N.V. (the "Banks") shall have negotiated with the Purchasers and agreed to accept a sum acceptable to the Purchasers in full satisfaction of all indebtedness owned to the Banks by the Company, including interest, and Foothill shall agree to waive all penalties and claims against the Company if the Company's indebtedness to Foothill and all interest thereon is paid in full at Closing.

               (o) Arrangements with Professionals. The attorneys, accountants, investment bankers and other professionals retained by the Company shall have agreed to accept in lieu of any sums otherwise payable to them, an amount which, in the aggregate, shall not exceed $250,000.

               (p) Minka Employment Agreement. On or before the Closing, the Employment Agreement between the Company and David Minka ("Minka") shall be amended in a manner satisfactory to all of the Purchasers and shall provide that
(i) Minka waives his sign on bonus, (ii) Minka shall serve as a designer for the Company, but not specifically for the "Black Tie" label, (iii) Minka shall report to the Chairman of the Company's Board of Directors ( the "Chairman") and Chief Designer, and (iv) the term "Cause" shall include failure to perform services reasonably requested by the Chairman or Chief Designer.

               (q) Fairness Opinion. The Company shall have received a "Fairness Opinion" in form and substance reasonably satisfactory to the Purchasers relating to this Agreement and the transactions contemplated hereby, and their fairness from a financial standpoint to the Company's stockholders, other than Della Rounick.

               (r) Cost Cutting Measures. The Sellers shall have commenced implementation of the cost cutting measures according to the plan proposed in writing by the Company to the Purchasers and dated February 13, 1997.

         7.2  Conditions   Precedent  to  the  Seller's   Obligation  to  Close.
Notwithstanding any other provision herein, the obligations of the Sellers to consummate the transactions contemplated hereunder are, at the option of the Sellers, subject to the satisfaction of each of the conditions set forth below:

               (a) Agreements and Conditions. On or before the Closing Date, the Purchasers shall have complied with and duly performed all agreements and conditions to be complied with or performed by them on or before the Closing Date pursuant to or in connection with this Agreement.

               (b) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Closing Date except for such representations and warranties which speak as of a specified date.

               (c) No Legal Proceedings. No action shall have been instituted against the Purchasers to restrain or prohibit, or instituted or threatened (i) against the Purchasers to obtain substantial damages upon consummation of, the acquisition of the Shares by the Purchasers or (ii) against O.C.I. in connection with any of the Licenses other than the License between the Company and O.C.I..

               (d) Consents under Agreements, etc. The Sellers shall have obtained the consent of each other party to all contracts, leases and agreements to which the Seller is a party, and all governmental consents and approvals which are required in order to consummate the transactions contemplated by this Agreement, including, without limitation the NYSE Listing Application.

               (e) Certificate. The Sellers shall have received a certificate dated the Closing Date and executed by the Chairman of the Board, the President or any Vice President of Stonehill and O.C.I. certifying that the representations and warranties made by Stonehill and O.C.I., respectively in this Agreement are true and correct in all material respects at and as of the Closing Date (except for such representations and warranties which speak as of a specified date) and that each has fulfilled all conditions to closing provided for in this Agreement to be fulfilled by it.

               (f) Certificate of Secretary. The Sellers shall have received a certificate of the Secretary of each of Stonehill and O.C.I. respectively setting forth a copy of the resolutions adopted by its Board of Directors approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, together with a signature and incumbency certificate.

               (g) License Management Agreement. O.C.I. shall have entered into the License Management Agreement with the Company.

               (h) Pledge Agreement. Cassini shall have entered into the Pledge Agreement with the Company.

                                  Article VIII

                       Restrictions on Transferability of
                   Securities; Compliance with Securities Act

          8.1 Restrictions on Transferability. The Shares shall not be transferable, except upon the conditions specified in this Article VIII, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of Restricted Securities (as hereinafter defined) held by that Purchaser to agree to take and hold those securities subject to the provision and upon the conditions specified in this Article VIII.

          8.2 Certain Definitions. As used in this Article VIII, the following terms shall have the following respective meanings:

          "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 8.3 hereof.

          "Registrable Securities" shall mean shares of Common Stock issued to the Purchasers.

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 8.5, 8.6 and 8.8 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders and other security holders for a "due diligence" examination of the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

          "Holder"  shall  mean  any  holder  of  the   outstanding   shares  of
Registrable Securities which have not been sold to the public.

          "Initiating Holders" shall mean any Purchasers or their permitted assignees who in the aggregate are Holders of ten percent (10%) or more of the Shares.

          8.3 Restrictive Legend. Each certificate representing the Shares, other securities issued in respect of the Shares, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend if, (x) with such request, the Company shall have received either the opinion referred to in Section 8.4(i) or the "no-action" letter referred to in Section 8.4 (ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws or (y) in accordance with paragraph (k) of Rule 144, such holder is not, and has not during the last three months been, an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least three years. The Company will use its best efforts to assist any holder in complying with the provisions of this Section 8.3 for removal of the legend set forth above.

          8.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 8.4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 8.5, 8.6 and 8.8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of Putney, Twombly, Hall & Hirson or Olshan, Grundman, Frome & Rosenzweig, L.L.P. or legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 8.3 above, except that such certificate shall not bear such restrictive legend if the opinion of counsel or "no-action" letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

          8.5 Requested Registration.

               (a) Request for Registration. If the Company shall receive from Initiating Holders, at any time or times, following three months after the Closing, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                    (i)   promptly   give   written   notice  of  the   proposed
registration to all other Holders; and

                    (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company.

          The  Company  shall  file  a  registration   statement   covering  the
Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 8.5(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Stockholders"), and may include securities of the Company being sold for the account of the Company.

               (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 8.5 and the Company shall include such information in the written notice referred to in Section 8.5(a) (i) above. The right of any Holder to registration pursuant to Section 8.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

         If the Company shall request inclusion in any registration  pursuant to
Section 8.5 of securities being sold for its own account, or its officers or directors of the Company holding other securities of the Company or Other Stockholders shall request inclusion in any registration pursuant to Section 8.5, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of the Company and such officers, directors and Other
Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Article VIII. The Company shall (together with all Holders, officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 8.5, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors (other than Registrable Securities) of the Company shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders of Registrable Securities and Other Stockholders whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all such Holders and Other Stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company or any Holder of Registrable Securities, officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

          8.6 Company Registration

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or registration on any registration form which does not permit secondary sales, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to


Stonwhill.ts.2.cassini/He-Ro 2/26/97
                                                        55
attempt to qualify such securities under the applicable blue sky or other sate securities laws); and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within sixty (60) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 8.6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 8.6(a)(i). In such event the right of any Holder to registration pursuant to Section 8.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting shall (together with the Company and other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company and reasonably acceptable to a majority in interest of the participating Holders of Registrable Securities. Notwithstanding any other provision of this Section 8.6, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may


Stonwhill.ts.2.cassini/He-Ro 2/26/97
                                                        56

(subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, then the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          8.7 Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to (i) any registration requested pursuant to Section 8.5,
(ii) any registration pursuant to Section 8.6 or (iii) any registrations requested under any other section of this Article.

          8.8 Registration on Form S-2 or Form S-3. The Company shall use its best efforts to qualify for registration on Form S-2 and Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or Form S-18 or any comparable or successor form or forms. After the Company has qualified for the use of either Form S-2 or Form S-3 or both, in addition to the rights contained in the foregoing provisions of this Article, the ten percent (10%) or more of the Shares held by all Holders shall have the right to request registrations on Form S-2 or Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders).

          8.9 Registration Procedures. In the case of each registration effected by the Company pursuant to Article VIII, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amend which
(y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Cause all such Registrable Securities to be listed on the New York Stock Exchange or other securities exchange on which similar securities issued by the Company are then listed;

               (f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (g) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement;

               (h)  Furnish  to  each  selling  Holder  a  signed   counterpart,
addressed to the selling Holder, of

                    (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                    (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reporter on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

               (i) Furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Securities and Exchange Commission in connection with any such offering;

               (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

               (k) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 8.5 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions.

         8.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of Restricted Securities to the public without registration, the Company agrees to:

               (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said ninety (90) day period.

                                   Article IX
                                 Indemnification

         9.1   By the Sellers.

               (a) The Company agrees to indemnify and hold harmless O.C.I. and each of the Purchasers from and against (i) any and all liabilities, debts, obligations, losses, damages, deficiencies, claims, actions, suits, proceedings, demands, assessments, taxes, additions to tax, customs obligations, penalties, interest or any other costs, orders and judgments (whether known or unknown, fixed, contingent, accrued, absolute or otherwise), joint or several, to which O.C.I., the Purchasers, the holders of the Shares or the Subordinated Debentures may become subject, arising out of (A) any inaccuracy in any representation or warranty by either of the Sellers in this Agreement; (B) any breach or default in the performance or observance by either of them of any of the covenants or agreements which it is to perform or observe hereunder; (C) any brokerage, finder's fee or the like incurred as a result of the Seller's actions in connection with the transactions herein contemplated; or (D) the failure of Sellers to obtain those consents which are not a condition to the Closing and
(ii) any and all actual costs, fees and expenses (including, without limitation, reasonable legal and accounting fees) related to, resulting from or arising out of any of the foregoing.

               (b) DR and the Estate jointly and severally agree to indemnify and hold harmless O.C.I. and each of the Purchasers from and against (i) any and all liabilities, debts, obligations, losses, damages, deficiencies, claims, actions, suits, proceedings, demands, assessments, taxes, additions to tax, customs obligations, penalties, interest or any other costs, orders and judgments (whether known or unknown, fixed, contingent, accrued, absolute or otherwise), joint or several, to which O.C.I., the Purchasers, the holders of the Shares or the Subordinated Debentures may become subject, arising out of (A) any inaccuracy in any representation or warranty by either of them in Sections 5.3, 5.4 and 5.5 of this Agreement; (B) any breach or default in the performance or observance by either of them of any of the covenants or agreements which she or it is to perform or observe hereunder; (C) any brokerage, finder's fee or the like incurred as a result of the DR's or the Estate's actions in connection with the transactions herein contemplated; and (ii) any and all actual costs, fees and expenses (including, without limitation, reasonable legal and accounting fees) related to, resulting from or arising out of any of the foregoing.

         9.2   By the Purchasers.

               (a) O.C.I. and Cassini jointly and severally agree to indemnify and hold harmless Stonehill from and against (i) any and all liabilities, debts, obligations, losses, damages, deficiencies, claims, actions, suits, proceedings, demands, assessments, orders and judgments (whether known or unknown, fixed, contingent, accrued, absolute or otherwise), joint or several, to which Stonehill may become subject, arising out of (A) any inaccuracy in any representation or warranty made by O.C.I. or Cassini in this Agreement; (B) any breach or default in the performance or observance by O.C.I. or Cassini of any of the covenants or agreements which they are to perform or observe hereunder;
(C) any brokerage, finder's fee or the like incurred as a result of O.C.I.'s or Cassini's actions in connection with the transactions herein contemplated; and

(D) any and all actual costs, fees and expenses (including, without limitation, reasonable legal and accounting fees) related to, resulting from or arising out of any of the foregoing.

               (b) Stonehill and Ronald LaBow jointly and severally agree to indemnify and hold harmless O.C.I. and Cassini from and against (i) any and all liabilities, debts, obligations, losses, damages, deficiencies, claims, actions, suits, proceedings, demands, assessments, orders and judgments (whether known or unknown, fixed, contingent, accrued, absolute or otherwise), joint or several, to which O.C.I. or Cassini may become subject, arising out of (A) any inaccuracy in any representation or warranty made by Stonehill in this Agreement; (B) any breach or default in the performance or observance by Stonehill of any of the covenants or agreements which it is to perform or observe hereunder; (C) any brokerage, finder's fee or the like incurred as a result of Stonehill's or Ronald LaBow's actions in connection with the transactions herein contemplated; and (D) any and all actual costs, fees and expenses (including, without limitation, reasonable legal and accounting fees) related to, resulting from or arising out of any of the foregoing.

         9.3 Notice of and Defense Against Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, send notice of the commencement thereof to the indemnifying party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such action for any legal or other expenses subsequently incurred by the indemnified party after the date such notice is given to such indemnified party in connection with the defense thereof. No indemnifying party shall be liable for any settlement of any claim or action pursuant to this Article IX effected without the prior written consent of such indemnifying party; provided, however, that if the indemnifying party does not consent to a settlement, the indemnified party may nevertheless settle, unless the indemnifying party secures the indemnified party against loss to the indemnified party's reasonable satisfaction.

                                    Article X
                                   Termination

          10.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of Purchasers and Sellers. This Agreement shall automatically terminate if the Closing Date has not occurred on or before May 31, 1997 unless the date is extended by written consent of all of the parties hereto.

          10.2 Termination by Purchasers. The Purchasers may terminate this Agreement by written notice at any time prior to the Closing if:

               (a) a condition to the performance of Purchasers set forth herein shall not be fulfilled on or before the date specified for the fulfillment thereof, unless such failure is a result of acts or failures to act of Purchasers; or

               (b) a  material  default  under  or a  material  breach  of  this
Agreement or a material misrepresentation or a material breach of any representation, warranty or covenant of Seller set forth in this Agreement or in any instrument delivered by Seller pursuant hereto shall have occurred and be continuing unless the same is curable and is cured by Seller prior to the Closing; or

               (c) a Material Adverse Change (within the meaning of Section 7.1(j) has occurred.

         Simultaneously herewith the Purchasers have deposited Five Hundred Thousand Dollars (the "Deposit") into escrow with Lowenthal, Landau, Fischer & Bring, P.C. (the "Escrow Agent"). If all of the conditions to the Purchasers' obligation to close shall have been met by the Sellers (unless Seller's failure to meet such conditions is solely a result of Purchasers' acts or Purchasers' failure to act as required by this Agreement) and the Purchasers have no right to terminate the transaction (as specified in this Subsection 10.2) and if (i) the Purchasers, nevertheless, fail to close the transaction contemplated hereby, or (ii) Seller terminates this Agreement pursuant to the provisions of Sub-Sections 10.3 (a) or (b) below, the Purchasers authorize the Escrow Agent to pay the Company the Deposit pursuant to the terms and conditions of an escrow agreement annexed hereto and made a part hereof as Exhibit "I". Such payment shall be made within five days after the date set by the Company as the Closing Date provided (i) the Company has given the purchasers and the Escrow Agent prior notice of the Closing Date in writing which notification will state that all approvals, fairness opinions and consents have been obtained and the Company is prepared to close. The parties hereto agree that the actual damages which might be caused as a consequence of the events entitling the Escrow Agent to make a payment hereunder are difficult to ascertain with any accuracy, and that payment of the Deposit as provided in this Section shall be, and shall be deemed to be, liquidated damages and the sole and exclusive remedy of the Sellers for any breach hereof.

          10.3 Termination by Sellers. Sellers may terminate this Agreement by written notice to Purchasers at any time prior to the Closing Date if:

               (a) a condition to the performance of Sellers set forth herein shall not be fulfilled on or before the date specified for the fulfillment thereof, unless such failure is a result of acts or failures to act of Sellers; or

               (b) a  material  default  under  or a  material  breach  of  this
Agreement or a material misrepresentation or a material breach of any representation, warranty or covenant of Purchasers set forth in this Agreement or in any instrument delivered by the Purchasers pursuant hereto shall have occurred and be continuing unless the same is curable and is cured by the Purchasers or the Purchasers prior to the Closing.

               If the Sellers fail to close the transaction contemplated hereby for any reason except as specified in Subsections 10.3(a) and (b), the Sellers agree to pay the sum of Two Hundred and Fifty Thousand ($250,000) Dollars to Stonehill and the sum of Two Hundred and Fifty Thousand ($250,000) Dollars to

Cassini. Such payments (the "Break Up Fee") together with the Deposit held by the Escrow Agent (and accrued interest thereon) shall be made within five days after the date set by the Purchasers as the Closing Date after the Purchasers or any one of them has given the Company and the Escrow Agent prior written notice of the Closing Date which will state that the Purchasers are prepared to close. The parties hereto agree that the actual damages which might be caused as a consequence of the events entitling Purchasers to receive payment of the Break Up Fee and return of the Deposit hereunder are difficult to ascertain with any accuracy, and that payment of the Break Up Fee and return of the Deposit as provided in this Section shall be, and shall be deemed to be, liquidated damages and the sole and exclusive remedy of the Purchasers for any breach hereof, except that the parties further agree that in the event of termination hereof as a result of the Company's failure to receive a "Fairness Opinion" as provided in Section.7.1 (q), and not as the result of the failure of any other condition specified in Section 7.1, the Purchasers shall be entitled to payment of a sum equal to their expenses incurred or accrued in connection with this transaction and return of their Deposit, in lieu of the Break Up Fee.

          10.4 Effect of Termination. In the event of the termination and abandonment hereof prior to the Closing Date pursuant to the provisions of this
Article X, this Agreement shall become void and have no effect, and except as provided in Sections 10.2 and 10,3 above, each party shall pay all of its own expenses incurred in connection herewith, without any liability on the part of any party or its partners, directors, officers or shareholders, except for the confidentiality obligations between the parties described in Section 11.3; provided, however, that if either party hereto willfully fails to perform its obligations hereunder, the other party shall have its expenses reimbursed by such party at fault.

                                   Article XI
                                  Miscellaneous

          11.1 Further Assurances. From and after the Closing, the parties hereto will, without further consideration, execute and deliver such further documents and instruments and take such other actions as may be necessary or desirable to perfect the transactions contemplated hereby.

          11.2 Publicity. Each party hereto agrees that prior to the Closing Date it will not issue any press release or make any other disclosure of this Agreement or the transactions contemplated hereby without the prior written approval of the other, which approval shall not be unreasonably withheld or delayed, unless in the good faith opinion of counsel to such party such disclosure is required by law or by the rules of any national securities exchange on which the securities of such party are listed.

          11.3 Confidentiality. Each party hereto agrees that it will and will cause its officers, directors, stockholders, attorneys, accountants, consultants and agents to keep confidential all non-public information concerning the other which it has learned in connection with the transactions contemplated by this Agreement.

          11.4 No Waiver. The failure of any of the parties hereto to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any proceeding or succeeding breach of such provision or any other provision.

          11.5 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision hereof shall be effective unless in writing, executed by the party charged therewith.

          11.6 Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law.

          11.7 Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their successors.

          11.8 Assignment. No party may assign its rights or delegate its obligations under this Agreement; provided, however, that the rights and obligations of any Purchasers hereunder may be assigned to a corporate affiliate of such Purchaser; further provided that such assignment shall not eliminate any liability to Sellers which such assignor may have.

          11.9 Arbitration. Except as otherwise expressly provided in this Agreement, any dispute, controversy or conflict involving this Letter, its interpretation or the respective rights or obligations of the parties, shall be submitted to arbitration in New York County, New York before a panel of three arbitrators and conducted under the auspices of the American Arbitration Association according to its rules and procedures for commercial arbitration, applying the laws of the State of New York or the United States District Court for the Southern District of New York shall have jurisdiction to confirm the award of the arbitrators.

          11.10 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), only by the written consent of the parties hereto prejudiced by the amendment of such term or provision. Any agreement on the part of a party to any extension or waiver shall only be valid if set forth in an instrument in writing signed on behalf of such party. Any such waiver or extension shall not operate as waiver or extension of any other subsequent condition or obligation.

          11.11 Definition of Best Knowledge. Whenever the phrase "to the (best) knowledge of Seller" or "to the best of Seller's knowledge" is utilized in this Agreement with regard to specific matter, it shall mean the combined knowledge of all of the officers and directors of the Company, after careful investigation into the specified matter. Whenever the phrase "the (best) knowledge of Purchasers" or "to the best of Purchasers' knowledge" is utilized in this Agreement with regard to a specific matter, it shall mean the combined knowledge of all of the officers and directors of Purchasers and O.C.I. after careful investigation into the specified matter.

          11.12 Paragraph Headings. The paragraph headings herein have been inserted for convenience of reference only and shall in no way be deemed to modify or restrict any of the terms or provisions hereof.

          11.13 Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) or by registered or certified mail, return receipt requested, directed to the addresses set forth below (or to any new address of which any party hereto shall have informed the other by the giving of notice in the manner provided herein):

                  In the case of the Company, to it at:
                  The He-Ro Group, Ltd.
                  550 Seventh Avenue
                  New York, New York 10016
                  Attention: Della Rounick

                  In the case of Della Rounick or the Estate, to her or it at:

                  15 West 53rd Street
                  New York, New York 10019

                 with a copy of notice to the Company or any of the Sellers, to:


                  Lowenthal, Landau, Fischer & Bring, P.C.
                  250 Park Avenue
                  New York, New York 10177
                  Attention: Martin R. Bring ,Esq.


                  In the case of Cassini or O.C.I., to him or it at:

                  Oleg Cassini Inc.
                  3 West 57th Street
                  New York, New York 10019

                  with a copy to:

                  Putney, Twombly, Hall & Hirson
                  521 Fifth Avenue
                  New York, New York 10175
                  Attention: William M. Pollak, Esq.

                  In the case of Stonehill, to it at:

                  Stonehill Investment Corp.
                  110 East 59th Street, 30th Floor
                  New York, New York 10022
                  Attention: Stewart E. Tabin

                  with a copy to:

                  Olshan Grundman
                  Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, New York 10022
                  Attention:  Steven Wolosky, Esq.

          11.14 Unenforceability, Severability. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

          11.15 Brokers' Fees. The Company warrants that neither O.C.I. nor either of the Purchasers shall have any liability with respect to any brokerage fees or agents' commissions incurred by the Company in connection with the transactions contemplated hereby. O.C.I. and the Purchasers warrant that the Company shall have no liability with respect to any brokerage fees or agents' commissions incurred by O.C.I. or either of the Purchasers in connection with the transactions contemplated hereby. The Company has retained Andersen Corporate Finance as a financial advisor in connection with the transactions contemplated hereby. All fees of Andersen Corporate Finance will be paid by the Company.

          11.16 Counterparts. This Agreement may be executed in counterparts, all of which shall be deemed to duplicate originals.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument the date first above written.

                                    THE HE-RO GROUP, LTD.


                                    By: ________________________________
                                          Name: ________________________
                                          Title: _______________________



                                    -------------------------------------
                                    Della Rounick, as Executrix
                                    of the  Estate  of  Herbert
                                    Rounick,  and  individually
                                    (solely   with  respect  to
                                    Sections   5.3,  5.4,  5.5,
                                    6.8, 7.1(e) and 9.1(b))




                                    STONEHILL INVESTMENT CORPORATION



                                    By: ________________________________
                                          Name: ________________________
                                          Title: _______________________


                                    OLEG CASSINI, INC. AND THE CASSINI
                                    ENTITIES



                                    By: ________________________________
                                          Name: ________________________
                                          Title: _______________________


                                    -----------------------------------
                                    Oleg Cassini, individually

                                   EXHIBIT B


                           CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                              THE HE-RO GROUP, LTD.


                         Pursuant to Section 242 of the

                        Delaware General Corporation Law


     It is hereby certified that:

     1. The name of the Corporation (hereinafter called the "Corporation") is The He-Ro Group, Ltd.

     2. The date of incorporation is April 16, 1991.

     3. The amendments to the Restated Certificate of Incorporation effected by this Certificate are as follows:

               a. To change the name of the Corporation.

               b. To increase the number of authorized shares of stock of the Corporation, to 65,000,000 shares of stock, of which 60,000,000 shall be Common Stock, par value $.01 per share and 5,000,000 shall be Preferred Stock, par value $.01 per share.

     4. (a) To effect the change of name of the Corporation, Article FIRST of the Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

               "FIRST: The name of the Corporation is Oleg Cassini Group International, Ltd."

     (b) To effect the increase in the authorized number of shares of the Corporation, Article FOURTH of the Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

               "FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is Sixty Five Million (65,000,000) shares, of which 60,000,000 shall be Common Stock, par value $.01 per share and 5,000,000 shall be Preferred Stock, par value $.01 per share.

                    (b) The  designations,  preferences,  privileges  and voting powers of each class of stock of the Corporation, and the restrictions and qualifications thereof, shall be as follows:

               A. THE PREFERRED STOCK. The Board of Directors is vested with authority, to the extent permitted by the laws of Delaware, to issue the Preferred Stock from time to time in one or more series, each series to have such relative rights, preferences and limitations as shall be determined by the Board of Directors. All shares of the Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series:

                         (1) The number of shares  constituting such series, and
                    designation thereof to distinguish the shares of such series from the shares of all other series;

                         (2) The rate of  dividend,  the time of payment and the
                    dates from which dividends shall be cumulative, and the extent of participation rights, if any;

                         (3) Any  right to vote  with  holders  of shares of any
                    other series or class, the number of votes per share and any right to vote as a class, either generally or as a condition to specified corporate action;

                         (4) The price at and the terms and  conditions on which
                    shares may be redeemed;

                         (5) The  amount  payable  upon  shares  in the event of
                    involuntary liquidation;

                         (6) The  amount  payable  upon  shares  in the event of
                    voluntary dissolution, liquidation or distribution of the assets of the Corporation;

                         (7) Sinking fund provisions for the redemption or purchase of shares;

                         (8) The terms and  conditions  on which  shares  may be
                    converted or exchanged, if the shares of any series are issued with the privilege of conversion or exchange.

                         Prior to the issuance of any shares of Preferred Stock,
                    the Board of Directors shall have established such series by adopting a resolution or resolutions setting forth the designation and number of shares of the series and the voting powers, designations, preferences and relative, participating, optional, or other rights, if any, or the qualifications, limitations or restrictions thereof, if any, to the extent permitted by the provisions hereof, and the Corporation shall have filed, in the office of the Secretary of State of the State of Delaware, a certificate setting forth a copy of such resolution or resolutions.

               B. THE COMMON STOCK. Subject to the preferences, privileges and voting powers, and the restrictions and qualifications thereof, of the Preferred Stock, the holders of the common stock shall have and possess all rights appertaining to capital stock of the Corporation. Holders of common stock shall have one vote for each share held. At such election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected, at that time, and for whose election he has a right to vote.

     5. The amendment of the restated certificate of incorporation herein certified has been duly adopted by the board of directors and stockholders of the Corporation in accordance with the provisions of Sections 141(f) and 228 of the General Corporation Law of the State of Delaware.


Signed and attested to on April   , 1997.


                                      _______________________________________
                                      Della Rounick, Co-Chairman of the Board
                                        and Chief Executive Officer


Attest:


________________________
Sam D. Kaplan, Secretary

STATE OF                            )
                                    ) SS.:
COUNTY OF                           )


     BE IT REMEMBERED that, on April ,1997, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came Della Rounick, Co-Chairman of the Board and Chief Executive Officer of The He-Ro Group, Ltd., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said Corporation, and that the facts stated therein are true.

     GIVEN under my hand on April__, 1997.



                                             ______________________
                                             Notary Public

                                   EXHIBIT C

                                                                   April 2, 1997

                                 DRAFT FAIRNESS
                                     OPINION


April    , 1997

Board of Directors
William J. Carone
Co-Chairman of the Board
The He-Ro Group, Ltd.
550 Seventh Avenue
New York, New York 10018

Dear Mr. Carone:

You have advised us that the He-Ro Group, LTD. (the "Company") has entered into a Purchase Agreement, dated March 11, 1997 (the "Agreement"), with Oleg Cassini, Oleg Cassini, Inc. ("OCI") and Stonehill Investment Corporation ("Stonehill") pursuant to which Mr. Cassini and Stonehill will invest $7,000,000 in the Company, and OCI will contribute certain licensing income to the Company through a licensing management agreement, for which they will receive 26,869,332 shares of Common Stock in the aggregate, which will represent 80% of the Company's outstanding Common Stock after the transaction (the "Transaction"). The foregoing summary of the Transaction is qualified in its entirety by the more detailed information contained in the Agreement dated March 11, 1997 and the exhibits thereto.

You have requested our opinion as investment bankers as to whether or not the financial terms of the Transactions are fair from a financial point of view to the Company's existing Common stockholders excluding Ms. Della Rounick, as Executrix of the Estate of Herbert Rounick and individually. Ms. Rounick who beneficially owns 4,430,748 shares of (or 66% of the presently outstanding) Common Stock of the Company, is its Co-Chairman of the Board and Chief Executive Officer and is a party to the Agreement.

The He-Ro Group, Ltd.
April     , 1997
Page 2


Mesirow Financial, Inc. is a nationally recognized securities firm. As part of its investment banking business, Mesirow is regularly engaged in structuring financings and the valuations of businesses and their securities in connection with mergers, acquisitions and leveraged buyout transactions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, and private placements. In conducting our investigation and analysis, and in arriving at the opinion set forth below, we have reviewed the Agreement and Exhibits thereto prepared by the parties, and have taken into account such accepted financial and investment banking procedures as we have deemed relevant. We have, among other things (i) reviewed publicly available information concerning the Company, including audited and interim, unaudited financial statements of the Company; (ii) reviewed the Company's financial projections provided by senior management of the Company, which are not publicly available; (iii) reviewed the efforts of Arthur Andersen Corporate Finance (the Company's financial advisor since May , 1996) to identify and solicit alternative sources of capital or acquirors for the Company and we have been so advised by Arthur Andersen Corporate Finance and the Company that they have been unable to identify any other interested sources of capital or acquirors; (iv) reviewed the Company's request to the New York Stock Exchange for an exemption from the New York Stock Exchange requirement for a proxy solicitation for a shareholders meeting to vote on the Agreement based upon the threat posed to the Company's financial viability if the transactions contemplated do not close on or about April 30, 1997; (v) reviewed the going concern qualified opinion of Arthur Andersen, LLP, the Company's auditor for the year ending May 31, 1996; and (vi) estimated the likely values to be realized by the Company's common stockholders in the event of a formal bankruptcy proceeding, liquidation or similar occurrence.

The He-Ro Group, Ltd.
April     , 1997
Page 3


In addition, we have met and held discussions with the Company's management concerning the Company's business and operations, assets, financial condition, and future prospects, and we visited the Company's facilities in New York and New Jersey. We also met with Mr. Oleg Cassini concerning his plans and future aspirations for the Company and we reviewed the Company's estimates of the projected licensing fees to be received by the Company from OCI. We also discussed the Company's financial condition with representatives of its lending groups.

In arriving at our opinion, we have not assumed any responsibility for the independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. We have neither made nor obtained independent evaluations or appraisals of the assets of the Company. With respect to the financial projections provided us by the Company, we assumed in reliance upon the assurances of management that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated as of the date of this opinion. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. We are not rendering any opinion regarding the future performance of the Company.

The He-Ro Group, Ltd.
April     , 1997
Page 4


This letter is provided solely for the benefit of the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Agreement. This letter does not constitute a recommendation to any stockholder with respect to the Transaction or the value of the Company's Common Stock. Our opinion is based on the business and operations of the Company as represented to us as of , and does not purport to take into consideration any information or event arising subsequent to such date. The information contained in this opinion may not be used for any other purpose, or reproduced, disseminated, quoted, referred to or disclosed or otherwise made available to, or relied upon by any other party nor may reference be made hereto to our firm without our prior written consent, provided, however, that it is understood that the opinion may be referred to, and printed, in the proxy statement to be filed by the Company with the Securities and Exchange Commission describing the Transaction.

The He-Ro Group, Ltd.
April     , 1997
Page 5

Based upon the foregoing and our experience as investment bankers, we are of the opinion that the financial terms of the Transaction are fair from a financial point of view to the Company's existing Common stockholders, excluding Ms. Della Rounick, as Executrix of the Estate of Herbert Rounick and individually as of the date of this letter.

Sincerely,

MESIROW FINANCIAL, INC.

/s/ Mesirow Financial, Inc.
---------------------------